ALLIANCEBERNSTEIN INCOME FUND, INC.
1345 Avenue of the Americas
New York, New York 10105
Toll Free (800) 221-5672
November 12, 2015

Dear Shareholders:

The Board of Directors (the "Directors") of AllianceBernstein Income Fund, Inc. (the "Fund"), a Maryland corporation and a closed-end management investment company, is asking the shareholders of the Fund to approve the acquisition of the assets and assumption of the liabilities of the Fund by AB Income Fund (the "Acquiring Fund"), a series of AB Bond Fund, Inc., a Maryland corporation and an open-end management investment company, pursuant to an Agreement and Plan of Acquisition and Dissolution (the "Plan").  For this purpose, the Directors have approved a Special Meeting of Shareholders of the Fund (the "Meeting") to be held on February 1, 2016.

The proposed acquisition is described in more detail in the attached Proxy Statement/Prospectus. You should review the Proxy Statement/Prospectus carefully and retain it for future reference. If the shareholders of the Fund approve the Plan providing for the acquisition by the Acquiring Fund at the Meeting, the acquisition is expected to be completed in the first quarter of 2016.

The Fund has the same investment objective as the Acquiring Fund.  Like the Fund, the Acquiring Fund will normally invest at least 80% of its net assets in income-producing securities.  The most significant difference between the Fund and the Acquiring Fund is that, while the Fund invests at least 65% of its total assets in securities issued by the U.S. Government (and repurchase agreements relating to U.S. Government securities), the Acquiring Fund will invest at least 65% of its total assets in securities of U.S. and foreign governments (and repurchase agreements relating to U.S. Government securities).  The Acquiring Fund will have an additional policy to invest at least 65% of its total assets in securities denominated in U.S. dollars, which will serve to reduce the currency risks associated with investments in foreign government securities.  The Fund's investment adviser, AllianceBernstein L.P. (the "Adviser"), is the Adviser of the Acquiring Fund, and the day-to-day management of, and investment decisions for, the Fund and the Acquiring Fund are made by the same portfolio managers.  The acquisition is expected to be tax-free to the shareholders of the Fund for federal income tax purposes.

The Acquiring Fund's gross expenses are expected to be significantly higher than the Fund's expenses, at least initially, because of substantial redemptions typically experienced by a closed-end fund after reorganizing into an open-end fund and the resulting decrease in Fund assets as shareholders take the opportunity to redeem shares received in the reorganization at their net asset value ("NAV"). Expenses are also expected to be higher due to the higher costs of operating an open-end fund (e.g., higher transfer agency and shareholder servicing costs). To address these higher expenses, the Adviser has agreed to waive fees and/or reimburse expenses of the Acquiring Fund for a two-year period beginning with the Fund's commencement of operations so that the net expenses of Advisor Class shares of the Acquiring Fund will be comparable to, but higher than (by approximately 7 basis points), the Fund's expenses as of August 31, 2015.

If the acquisition of the Fund by the Acquiring Fund is approved by the Fund's shareholders at the Meeting, each shareholder will receive Advisor Class shares of the Acquiring Fund. These shares of the Acquiring Fund will have an aggregate NAV equal to the aggregate NAV of the shareholder's holding in the Fund.  The Fund would then be de-registered as a registered investment company, dissolved, and its shares delisted from the New York Stock Exchange. Shareholders of the Fund will not be assessed any sales charges or other individual shareholder fees in connection with the acquisition.

The Directors have given careful consideration to the proposed Plan and the acquisition and have concluded that the acquisition is in the best interests of the Fund. The Directors unanimously recommend that you vote "for" the proposed Plan and the acquisition of the Fund by the Acquiring Fund.

We welcome your attendance at the Meeting. If you are unable to attend, we encourage you to authorize proxies to vote your shares. Computershare Fund Services, a proxy solicitation firm, has been selected to assist in the proxy solicitation process. If we have not received your proxy as the date of the Meeting approaches, you may receive a telephone call from the Proxy Solicitor to remind you to authorize a proxy to vote your shares. No matter how many shares you own, your vote is important.

Sincerely,

Robert M. Keith
President

ALLIANCEBERNSTEIN INCOME FUND, INC.
1345 Avenue of the Americas
New York, New York 10105
Toll Free (800) 221-5672

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD FEBRUARY 1, 2016

To the Shareholders of AllianceBernstein Income Fund, Inc.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of AllianceBernstein Income Fund, Inc. (the "Acquired Fund"), a closed-end management investment company organized as a Maryland corporation, is to be held at 3:00 p.m. Eastern time at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York l0105, on February 1, 2016.
At the Meeting you will be asked to consider and approve a proposal to vote upon an Agreement and Plan of Acquisition and Dissolution (the "Plan") providing for the acquisition of all of the assets of the Acquired Fund in exchange for shares of common stock of AB Income Fund (the "Acquiring Fund"), a series of AB Bond Fund, Inc., a Maryland corporation and an open-end management investment company, the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the dissolution of the Acquired Fund.
Record owners of shares of the Acquired Fund as of the close of business on November 4, 2015, are entitled to vote at the Meeting or any adjournments or postponements thereof.  If you attend the Meeting, you may vote your shares in person. If you do not attend the Meeting, you may authorize a proxy to vote your shares by completing, signing and returning the enclosed proxy card by mail in the envelope provided, or by following the instructions on the proxy card to authorize a proxy to vote your shares by telephone or the Internet.
Your vote is important. If you have any questions, please contact us toll-free at (877) 632-0901 for additional information.
By order of the Board of Directors

Sincerely,

Emilie Wrapp
Secretary
November 12, 2015

IMPORTANT — We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which requires no postage and is intended for your convenience. You also may vote through the internet, by visiting the website address on your proxy card, or by telephone, by using the toll-free number on your proxy card. Your prompt vote may save AllianceBernstein Income Fund, Inc. the necessity of further solicitations to ensure a quorum at the Meeting. If you can attend the Meeting and wish to vote your shares in person at that time, you will be able to do so.

ALLIANCEBERNSTEIN INCOME FUND, INC.
1345 Avenue of the Americas
New York, New York 10105
Toll Free: (800) 221-5672

QUESTIONS AND ANSWERS

The following questions and answers provide an overview of key features of the proposed acquisition and of the information contained in the attached Combined Proxy Statement and Prospectus ("Proxy Statement/ Prospectus").  Please review the full Proxy Statement/Prospectus before casting your vote or authorizing a proxy to vote your shares.

1.            What is this document and why was it sent to you?
The attached Proxy Statement/Prospectus provides you with information about the proposed acquisition of the assets of AllianceBernstein Income Fund, Inc. (the "Acquired Fund"), a closed-end management investment company organized as a Maryland corporation, by AB Income Fund (the "Acquiring Fund," and, together with the Acquired Fund, the "Funds"), a series of AB Bond Fund, Inc. (the "Company"), an open-end management investment company organized as a Maryland corporation (the "Acquisition").  The purposes of the Proxy Statement/Prospectus are to (1) solicit votes from shareholders of the Acquired Fund to approve the proposed Acquisition, as described in the Agreement and Plan of Acquisition and Dissolution, between the Acquired Fund and the Company, on behalf of the Acquiring Fund (the "Plan"), and (2) provide information about the Acquiring Fund.
This Proxy Statement/Prospectus contains information that shareholders of the Acquired Fund should know before voting on the proposed Acquisition. The Proxy Statement/Prospectus should be retained for future reference.
2.            How is this proxy different from the one I received in March 2015?
            The proxy you received in March in connection with the Acquired Fund's annual meeting of shareholders held on April 16, 2015 (the "Annual Meeting") requested that, at the annual meeting, you vote to elect three Directors of the Acquired Fund and vote on a non-binding shareholder proposal (the "Non-Binding Shareholder Proposal"). The Non-Binding Shareholder Proposal, which requested that the Board of Directors of the Acquired Fund (the "Board" or the "Directors") consider authorizing a self-tender offer for all of the Fund's outstanding common shares and, if more than 50% of such shares are tendered, take steps to liquidate, merge or convert the Acquired Fund into an open-end mutual fund, was approved by the Acquired Fund's shareholders at the Annual Meeting. A description of the Non-Binding Shareholder Proposal and number of shares voted at the Annual Meeting are included in the semi-annual report to shareholders of the Acquired Fund for the six-month period ended June 30, 2015.

3.            What is the purpose of the Acquisition?
As noted above, the Acquired Fund's shareholders recently approved the Non-Binding Shareholder Proposal, which requested, among other things, that the Directors consider authorizing a significant tender offer for the Acquired Fund's common shares. The Directors currently believe that authorizing such a significant tender offer would have adverse consequences for the Acquired Fund and its shareholders because it would reduce the Acquired Fund's size, force the Acquired Fund to liquidate a large portion of its portfolio securities to pay for tendered shares, and lead to a material increase in the Acquired Fund's expense ratio, while potentially having little or no long-term impact on the level of the discount. To avoid imposing such adverse consequences on the Acquired Fund, and recognizing that, based on the results of the Annual Meeting, there was significant support among shareholders of the Acquired Fund for merging the Fund with, or converting the Fund into, an open-end fund, AllianceBernstein L.P. (the "Adviser") recommended and the Board determined that it was in the best interests of the Acquired Fund to propose to the Acquired Fund's shareholders that the Fund be reorganized into the Acquiring Fund.
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The purpose of the Acquisition is to transfer the assets and liabilities of the Acquired Fund to the Acquiring Fund, which was formed for purposes of the Acquisition.  As discussed in the Proxy Statement/Prospectus, after carefully considering the recommendation of the Adviser, the Board approved the submission of the Plan to shareholders of the Acquired Fund for approval.  In reaching this conclusion, the Directors considered, among other factors:
•	that shareholders who receive Advisor Class shares of the Acquiring Fund in the Acquisition will be able to redeem their shares at their net asset value ("NAV") (subject to a 0.75% redemption fee during the three-month period following the closing of the Acquisition);
•	that, as an open-end fund, rather than a closed-end fund with a charter provision requiring submission to shareholders of an open-ending proposal when certain discount-related conditions are met and shareholders representing at least 10% of the outstanding shares so request, the Acquiring Fund is not susceptible to the type of activities currently engaged in by activist shareholders of the Acquired Fund, which have been, and could continue to be, costly to the Acquired Fund;
•	the continuity of management, as the Acquiring Fund will have the same Adviser and the same portfolio managers, and will be overseen by the same Directors and be serviced by some of the same service providers as the Acquired Fund;
•	that the Acquiring Fund will have the same investment objective as the Acquired Fund, and the Acquiring Fund will normally invest at least 65% of its total assets in both U.S. and foreign government securities (and repurchase agreements relating to U.S. Government securities) unlike the Acquired Fund, which invests 65% of its total assets in U.S. Government securities (and repurchase agreements relating to U.S. Government securities), exposing the Acquiring Fund to greater foreign securities risk and emerging market risk;
•	that the Acquiring Fund will invest at least 65% of its total assets in securities denominated in U.S. dollars and no more than 25% of its total assets in securities of issuers in any one country other than the U.S.;
•	the comparison of fees for the Funds, including that the investment advisory fees will be structured differently than the current advisory fee since the investment advisory fee will not be partly based on the Acquiring Fund's income and will be higher than the fee rate currently paid by the Acquired Fund in the current low interest rate environment, although it will be lower than the fee rate paid by the Acquired Fund in most prior periods, and that the gross expenses of the Acquiring Fund will be significantly higher, at least initially, but will be subject to a fee waiver and/or expense reimbursement by the Adviser for a two-year period beginning with the Acquiring Fund's commencement of operations, that will limit the Acquiring Fund's net operating expenses during such period for Advisor Class shares to an amount that, on an annual basis, is comparable to, but higher than, the Acquired Fund's total expense ratio;
•	that the Acquiring Fund, as an open-end rather than a closed-end fund, will be managed utilizing somewhat less leverage and with higher cash balances than the Acquired Fund;
•	the costs of the Acquisition and the allocation thereof; and
•	the expectation that the Acquired Fund and its shareholders will not recognize any gain or loss upon the Acquisition for federal income tax purposes, but that the Acquiring Fund may recognize gains that, upon distribution, are taxable to shareholders as a result of sales of portfolio securities after the Acquisition to satisfy expected redemption requests.
The Acquisition will not occur unless it is approved by the affirmative vote of at least 2/3 of the votes entitled to be cast by the shareholders of the Acquired Fund. The Directors unanimously recommend that you vote "FOR" the Acquisition.
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4.            How will the proposed Acquisition work?
Subject to the approval of the shareholders of the Acquired Fund, the Plan provides for:
•	the transfer of all of the assets of the Acquired Fund in exchange for Advisor Class shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;
•	the distribution of the Advisor Class shares of the Acquiring Fund received by the Acquired Fund to shareholders of the Acquired Fund; and
•	the complete liquidation and dissolution of the Acquired Fund.
Shareholders of the Acquired Fund at the time of the Acquisition will become Advisor Class shareholders of the Acquiring Fund. If the Plan is approved by the Acquired Fund's shareholders at the Special Meeting of Shareholders to be held on February 1, 2016 (the "Meeting"), the Acquisition is expected to occur during the first quarter of 2016.
5.            Who is eligible to vote on the Acquisition?
            Shareholders of record of the Acquired Fund at the close of business on November 4, 2015 (the "Record Date") are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. If you held Acquired Fund shares on the Record Date, you have the right to vote even if you later sold your shares. Each share is entitled to one vote. Shares represented by properly executed proxies, unless the proxies are revoked before or at the Meeting, will be voted according to shareholders' instructions. If you date, sign and return a proxy but do not fill in a vote, your shares will be voted "FOR" the Acquisition. If any other business properly comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

6.            How will the Acquisition affect shareholders of the Acquired Fund?
Shareholders of the Acquired Fund, a Maryland corporation and a closed-end investment company whose shares trade on the New York Stock Exchange (the "NYSE"), will become Advisor Class shareholders of the Acquiring Fund, a Maryland corporation and an open-end investment company.  The shares of the Acquiring Fund that an Acquired Fund shareholder receives will have an aggregate NAV equal to the NAV of shares held by the shareholder in the Acquired Fund as of the Effective Time of the Acquisition.  Shareholders of the Acquiring Fund will be able to redeem their Acquiring Fund shares at any time for such shares' then-current NAV after the Acquisition, except that, during the three-month period following the Acquisition, Advisor Class shares redeemed or exchanged for the Advisor Class shares of other AB mutual funds will be subject to a redemption fee of 0.75% to help the Acquiring Fund defray expected transaction costs incurred in response to redemption requests from former shareholders of the Acquired Fund. Shares of the Acquired Fund will be delisted from the NYSE following the Reorganization.
7.            Who manages the Acquiring Fund?
The Adviser serves as investment adviser to the Acquiring Fund and the Acquired Fund.  The Adviser manages assets totaling approximately $463 billion as of September 30, 2015, of which approximately $94 billion represented assets of registered investment companies sponsored by the Adviser. Currently, the Adviser advises 32 registered investment companies, comprising 140 separate investment portfolios.
The management of, and investment decisions for, the Acquiring Fund are made by Paul J. DeNoon, Gershon M. Distenfeld, Douglas J. Peebles and Matthew S. Sheridan, the same team responsible for managing the Acquired Fund.
The Acquiring Fund is overseen by the same Board of Directors as the Acquired Fund.
8.            What are the differences between an open-end investment company and a closed-end investment company?
Closed-end funds, like the Acquired Fund, generally do not redeem their outstanding shares or engage in the continuous sale of new shares.  As a result, shareholders of a closed-end fund wishing to buy or sell their shares generally must do so through a broker-dealer in securities markets and pay or receive the prevailing market price, which may be more (a premium) or less (a discount) than the NAV of the closed-end fund's shares. In addition, closed-end funds are able to use leverage to a greater extent than open-end funds. This is because closed-end funds are permitted by the Investment Company Act of 1940, as amended, (the "1940 Act") to issue preferred stock and debt securities, and have a relatively stable asset base, which makes it easier to establish and maintain leverage in accordance with the requirements of the 1940 Act, as well as other requirements.
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Open-end funds issue, and continuously offer, shares that generally are sold and can be redeemed or sold back to the fund at the shares' NAV less any applicable sales charges. Because open-end funds must be able to satisfy redemption requests from their shareholders on a daily basis, they may not be as fully invested as closed-end funds, which may affect performance. In addition, open-end funds are generally unable to use leverage to the same extent as closed-end funds due to 1940 Act restrictions and a less stable asset base due to daily purchases and redemption requests. This, in turn, may affect an open-end fund's ability to generate the same yield as a closed-end fund with the same investment objective. Shareholders of an open-end fund may benefit from increases in assets of the fund through economies of scale whenever asset levels increase, but can be adversely affected from decreases in the assets of the fund. In addition, open-end funds are required to maintain a higher percentage of liquid assets than closed-end funds.
9.            How will the Acquisition affect the advisory fees and expenses?
The advisory fee of the Acquiring Fund is structured differently than the current advisory fee of the Acquired Fund, since it is not partly based on the Acquiring Fund's income, and will be higher than the fee rate currently paid by the Acquired Fund in the current low interest rate environment, although it will be lower than the fee rate paid by the Acquired Fund in most prior periods. The Acquiring Fund's gross expenses are expected to be significantly higher, at least initially, than the Acquired Fund's expenses due to the higher costs of operating as an open-end fund (e.g., higher transfer agency and shareholder servicing costs) and the expected redemptions that typically occur after a closed-end fund is reorganized into an open-end fund, resulting in a decrease in the Acquiring Fund's assets. The Adviser has agreed to waive fees and/or reimburse the operating expenses of the Acquiring Fund for a two-year period beginning with the Acquiring Fund's commencement of operations, so that the net operating expenses of the Advisor Class shares of the Acquiring Fund after the Acquisition will be limited to an amount that, on an annual basis, is comparable to, but higher (by approximately 7 basis points) than, the operating expenses of the Acquired Fund as of August 31, 2015.
10.            What happens if shareholders of the Acquired Fund do not approve the Plan?
            If shareholders of the Acquired Fund do not approve the Plan, the Acquisition will not occur, the Acquired Fund will continue to operate as a closed-end fund and its shares would continue to trade on the NYSE. The Directors of the Acquired Fund may consider other alternatives for the Fund in such event.

11.            Who is paying the expenses of the Acquisition?
The Acquired Fund will bear the costs and expenses of the Acquisition, which are estimated to be approximately $600,000. Costs and expenses of the Acquisition ("Acquisition Costs") do not include the fees and expenses of counsel to the independent Directors of the Acquired Fund and the Acquiring Fund, and are estimated to be approximately $540,000. Any Acquisition Costs that exceed $540,000 will be paid by the Adviser.
12.            Who do I call if I have questions about the Meeting or the Acquisition?
If you have any questions about the Meeting or the Acquisition, please call AllianceBernstein Investor Services, Inc. toll-free at (800) 221-5672 from 9:00 a.m. to 5:00 p.m. Eastern time, or Computershare Fund Services, the Acquired Fund's proxy solicitor, at (877) 632-0901.
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13.            Where may I find additional information regarding the Acquired Fund and the Acquiring Fund?
Additional information relating to the Acquired Fund and the Acquiring Fund has been filed with the Securities and Exchange Commission ("SEC") and can be found in the following documents, which are incorporated into the Proxy Statement/Prospectus by reference:
•	The Statement of Additional Information dated as of November 12, 2015 that has been filed with the SEC in connection with the Proxy Statement/Prospectus (the "Acquisition SAI");
•	The audited financial statements and related independent registered public accounting firm's report for the Acquired Fund contained in its annual report for the fiscal year ended December 31, 2014; and
•	The unaudited financial statements for the six-month period ended June 30, 2015 contained in the Acquired Fund's semi-annual report.

In addition, reports, proxy statements and other information concerning the Acquired Fund may be inspected at the NYSE.

Because the Acquiring Fund is a recently created fund that has not yet commenced operations, no shareholder reports for the Acquiring Fund are available.

Copies of the annual and semi-annual reports to shareholders of the Acquired Fund are available, along with the Proxy Statement/Prospectus and Acquisition SAI, upon request, without charge, by writing to the address or calling the telephone number listed below.

By mail:	c/o AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003

By phone:	(800) 221-5672

All of this additional information is also available in documents filed with the SEC. You may view or obtain these documents from the SEC:

In person:	at the SEC's Public Reference Room in Washington, DC

By phone:	1-202-551-8090 (for information on the operations of the Public Reference Room only)

By mail:	Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 (copies may be obtained at prescribed rates)

On the Internet:	www.sec.gov

Other Important Things to Note:

•	You may lose money by investing in the Acquired Fund or the Acquiring Fund.

•	The SEC has not approved or disapproved these securities or passed upon the adequacy of the Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.
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PROXY STATEMENT/PROSPECTUS

November 12, 2015

FOR THE ACQUISITION OF

AllianceBernstein Income Fund, Inc.
1345 Avenue of the Americas
New York, New York 10105

BY

AB Income Fund
a series of AB Bond Fund, Inc.
1345 Avenue of the Americas
New York, New York l0105
(800) 221-5672

This Combined Proxy Statement and Prospectus (the "Proxy Statement/Prospectus") is being sent to you in connection with the solicitation of proxies by the Board of Directors of AllianceBernstein Income Fund, Inc., a Maryland corporation (the "Acquired Fund"), for use at a Special Meeting of Shareholders (the "Meeting") of the Acquired Fund at 3:00 p.m. Eastern time at the principal executive offices of AllianceBernstein, L.P., the investment adviser to the Acquired Fund (the "Adviser"), located at 1345 Avenue of the Americas, New York, New York l0105, on February 1, 2016.
At the Meeting you will be asked to consider and vote upon the following proposal:
To approve an Agreement and Plan of Acquisition and Dissolution (the "Plan") providing for the acquisition of all of the assets of the Acquired Fund in exchange for shares of common stock of AB Income Fund (the "Acquiring Fund"), a series of AB Bond Fund, Inc. (the "Company"), a Maryland corporation and an open-end investment company, assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund (the "Acquisition") and the dissolution of the Acquired Fund.
            The Acquired Fund is a closed-end management investment company whose shares trade on the New York Stock Exchange (the "NYSE"). The Acquiring Fund is a newly created series of the Company, an open-end management investment company. Each of the Acquired Fund and the Company is an investment company registered with the Securities and Exchange Commission (the "SEC") and is organized as a Maryland corporation.

This Proxy Statement/Prospectus sets forth the basic information you should know before voting on the proposal to approve the Plan (the "Proposal"). You should read it and keep it for future reference. If the Proposal is approved, the Acquisition will be accomplished through the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for Advisor Class shares of the Acquiring Fund, which will be distributed to shareholders of the Acquired Fund, and the assumption by the Acquiring Fund of the Acquired Fund's liabilities. The shares of the Acquiring Fund that an Acquired Fund shareholder receives will have a total net asset value ("NAV") equal to the NAV of shares held by the shareholder in the Acquired Fund as of the time that the shares of the Acquired Fund and Acquiring Fund (each, a "Fund" and together, the "Funds") are valued for determining NAV for the Acquisition (4:00 p.m. Eastern time, on the day before the date of the closing of the Acquisition (the "Closing Date"), or such other date and time as may be agreed upon by the parties to the Plan (the "Valuation Time")). Because Acquired Fund shareholders will receive Acquiring Fund shares, this Prospectus/Proxy Statement also serves as a prospectus for the offering of Advisor Class shares of the Acquiring Fund in connection with the Acquisition. The Acquired Fund expects that this Proxy Statement/Prospectus will be mailed to shareholders on or about November 16, 2015.

Additional information relating to the Funds and this Proxy Statement/Prospectus is set forth in the Statement of Additional Information to this Proxy Statement/Prospectus dated November 12, 2015 (the "Acquisition SAI"), which is incorporated herein by reference. Additional information about the Funds has been filed with the SEC and is available upon request and without charge by writing to the applicable Fund or by calling (800) 221-5672. In addition, shares of the Acquired Fund are listed on the NYSE, and reports, proxy statements and other information concerning the Acquired Fund may be inspected at the NYSE.

Important Notice Regarding Availability of Proxy Materials for the Meeting to Be Held on February 1, 2016.  The Proxy Statement is available on the Internet at www.abglobal.com/abfundsproxy.

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROPOSAL

 APPROVAL OF AN AGREEMENT AND PLAN OF ACQUISITION AND DISSOLUTION
The Board of Directors (the "Board" or the "Directors") of the Acquired Fund approved the Plan at a meeting of the Board held on August 4-5, 2015.  Subject to the approval of the shareholders of the Acquired Fund, the Plan provides for:
•	the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for Advisor Class shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;
•	the distribution of Advisor Class shares of the Acquiring Fund to the shareholders of the Acquired Fund; and
•	the liquidation and dissolution of the Acquired Fund.
Each shareholder of the Acquired Fund will become the owner of the number of full and fractional Advisor Class shares of the Acquiring Fund having an NAV equal to the aggregate NAV of the shareholder's Acquired Fund shares as of the Valuation Time. It is expected that shareholders of the Acquired Fund will recognize no gain or loss for federal income tax purposes in connection with the Acquisition. If approved by the shareholders of the Acquired Fund at the Meeting, the Acquisition is expected to occur in the first quarter of 2016.

The shareholders of the Acquired Fund must approve the Proposal in order for the Acquisition to occur. Approval of the Proposal requires the affirmative vote of the holders of two-thirds of the votes entitled to be cast by the shareholders of the Acquired Fund. The Acquisition does not require approval of the shareholders of the Acquiring Fund.

A quorum for the transaction of business by shareholders of the Acquired Fund at the Meeting will consist of the presence in person or by proxy of the holders of a majority of the total outstanding shares of the Acquired Fund entitled to vote at the Meeting.

            Based on its consideration of, among other factors, the benefits expected to be received by shareholders of the Acquired Fund in becoming shareholders of the Acquiring Fund, the Directors of the Acquired Fund concluded that the Acquisition is in the best interests of the Acquired Fund.  In reaching this conclusion, the Directors considered that: the Acquired Fund's shareholders recently approved a shareholder proposal indicating significant support for providing shareholders with liquidity at NAV; the Acquiring Fund, as an open-end fund rather than a closed-end fund with a charter provision mandating submission to shareholders of an open-ending proposal when certain conditions are met, would not be subject to the tactics of activists that have been, and could continue to be, costly to the Acquired Fund; the investment objective of the Acquiring Fund is the same as that of the Acquired Fund; the most significant difference between the Acquired Fund and the Acquiring Fund is that the Acquiring Fund invests at least 65% of its total assets in U.S. and foreign government securities (and repurchase agreements relating to U.S. Government securities) whereas the Acquired Fund invests at least 65% of its total assets in U.S. government securities (and repurchase agreements relating to U.S. Government securities); the advisory fee arrangements differ, including that the advisory fee rate for the Acquiring Fund would be higher than the current fee rate for the Acquired Fund due to the current very low interest rate environment; for an initial two-year period beginning with the Acquiring Fund's commencement of operations, the expenses (after fee waiver and/or reimbursement) of Advisor Class shares of the Acquiring Fund will be comparable to but higher than those of the Acquired Fund; the similarities and differences between the investment policies and strategies of the Acquiring Fund and the Acquired Fund, and related risks; the different advisory fee arrangements of the Acquiring Fund and the Acquired Fund; and the Adviser and portfolio managers of the Acquired Fund are the same as those of the Acquiring Fund.

Shares of the Acquired Fund are listed on the NYSE and traded in the secondary market, and are bought and sold through financial intermediaries at prevailing market prices, which may be equal to, higher or lower than their NAV.  In contrast, the Acquiring Fund issues and redeems Acquiring Fund shares at prices based on their NAV. The Acquiring Fund's NAV is calculated on any day the NYSE is open at the close of regular trading  (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). To calculate the Acquiring Fund's NAV per share, the Acquiring Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Acquiring Fund values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Directors. When the Acquiring Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Acquiring Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices.

The Directors unanimously recommend that shareholders of the Acquired Fund vote "FOR" the Plan.

            For a more complete discussion of the factors considered by the Directors in approving the Acquisition, see "Information about the Acquisition - Reasons for the Acquisition."
SUMMARY
The following summary highlights differences between the Funds.  This summary is not complete and does not contain all of the information that you should consider before voting on the Plan. This Summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Plan, a form of which is attached to this Proxy Statement/Prospectus as Appendix A. Shareholders of the Acquired Fund should read this entire Proxy Statement/Prospectus carefully.  For additional information about the Acquiring Fund, please read the prospectus of the Acquiring Fund. This Proxy Statement/Prospectus, the accompanying Notice of Special Meeting of Shareholders and the enclosed Proxy Card are being mailed to shareholders of the Acquired Fund on or about November 16, 2015.

The Acquired Fund, a closed-end management investment company whose shares trade on the NYSE, is organized as a Maryland corporation. The Acquiring Fund is a newly created series of the Company, an open-end management investment company that is organized as a Maryland corporation.  The investment objective of each of the Acquired Fund and the Acquiring Fund is high current income consistent with preservation of capital. Each of the Acquired Fund and the Acquiring Fund is a diversified investment company.
The Acquired Fund will be the accounting survivor of the Acquisition and the Acquiring Fund will carry over the performance record of the Acquired Fund. Performance information of the Acquired Fund is included in Appendix B.
Comparison of Investment Advisory Fees
The investment advisory fee of the Acquired Fund consists of a base fee of 0.30% of the first $250 million of the Fund's average weekly net assets and 0.25% of average weekly net assets in excess of $250 million plus an income component of 4.75% of the Fund's daily gross income (i.e., income other than gains from the sale of securities or gains realized from options, futures and swaps, less interest on money borrowed by the Fund). The Acquired Fund's advisory fee may not exceed 0.80% of the Acquired Fund's average weekly net assets during any month. The current advisory fee, as of August 31, 2015, is 0.49%, which, due to current low interest rates, is lower than the 10-year average effective rate of 0.58%. Because the Acquiring Fund is an open-end fund, instituting a similar income-based fee for the Acquiring Fund would present a marketing impediment for a number of the Adviser's distribution partners. The Acquiring Fund has instead an asset-based fee, typical for open-end funds, at the annualized rate of 0.60% of the first $2.5 billion of the Acquiring Fund's average daily net assets; 0.55% of the excess of $2.5 billion up to $5 billion; and 0.50% of the excess over $5 billion, which fee will accrue daily and be paid monthly.  The advisory fee rate is higher than the advisory fee rate of the Acquired Fund due to the current historically low interest rate environment, although it is lower than the fee rate paid by the Acquired Fund in most prior periods. The Acquired Fund and the Acquiring Fund reimburse the Adviser for the costs of providing administrative and accounting services to the Funds.
Comparison of Expenses
The Acquiring Fund is expected to have, at least initially, significantly higher gross expenses than the Acquired Fund. At current net asset levels, the Acquiring Fund's gross expenses for Advisor Class shares are estimated to be 0.76% as compared to expenses of the Acquired Fund of 0.56% as of August 31, 2015 (both exclusive of interest expense).  Gross expenses for the Acquiring Fund are estimated at 0.78% with a 25% reduction in net assets, 0.82% with a 50% reduction in assets; and 0.93% with a 75% reduction in net assets (in each case exclusive of interest expense, and calculated by reducing current net asset levels by 25%, 50% and 75%, respectively, and dividing these amounts by the applicable estimated expenses of the Acquiring Fund).  The Acquisition is likely to result in an increase in the total expenses of the Fund because substantial redemptions typically accompany the reorganization of a closed-end fund into an open-end fund with a corresponding decrease in fund assets and increase in expenses, at least over the short-term. The Adviser expects these redemptions to be partially offset over the medium- to longer-term by increased sales of Acquiring Fund shares, although there can be no assurances that the Acquiring Fund will be successful in making sales sufficient to offset the expected redemptions. Higher expenses also result from the increased costs of operating an open-end fund. For example, open-end funds are typically subject to higher transfer agency and shareholder servicing costs and expenses than closed-end funds, and this would be the case for the Acquiring Fund. Higher expenses may result in the Acquiring Fund paying lower dividends than the Acquired Fund currently pays.

To address the anticipated higher expenses of the Acquiring Fund, the Adviser has agreed to implement fee waivers and/or expense reimbursements for the Acquiring Fund to the extent necessary to limit total fund operating expenses of Advisor Class shares, which shareholders of the Acquired Fund will receive in the Acquisition, to 0.63% of the Acquiring Fund's average daily net assets. This fee waiver/expense limitation agreement will continue in effect initially for two years beginning with the Acquiring Fund's commencement of operations.  As a result of this undertaking, the net fund operating expenses for Advisor Class shares of the Acquiring Fund are expected to be approximately 7 basis points higher than the total fund operating expenses for shares of the Acquired Fund as of August 31, 2015, but materially lower than they would be without the expense limitation. The total fund operating expenses to which the fee waiver/expense limitation agreement applies do not include acquired fund fees and expenses (other than the advisory fees of any AB mutual funds in which the Acquiring Fund may invest), interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs ("excluded expenses"). The estimated difference between the net fund operating expenses of the Acquiring Fund and the Acquired Fund could be greater than 7 basis points (based on Acquired Fund expenses as of August 31, 2015) if such excluded expenses are higher than anticipated. More detailed information about the Funds' fees is included in the tables below.
Fee Table

The purpose of the tables below is to assist an investor in understanding the various costs and expenses that a shareholder bears directly and indirectly from an investment in the Funds. The tables allow you to compare any sales charges and expenses of the Acquired Fund and (pro forma) estimates for the Acquiring Fund in its first year following the Acquisition. Under the Plan, shares of beneficial interest in the Acquired Fund will be reorganized into Advisor Class shares of the Acquiring Fund. The tables also include Annual Fund Operating Expenses and Expense Examples on a pro forma combined basis.

The Annual Fund Operating Expenses and Expense Example tables shown below are based on expenses as of the period ended December 31, 2014, for the Acquired Fund, and estimated expenses for the fiscal year ending October 31, 2016, for the Acquiring Fund. Pro forma numbers assume a 50% reduction in assets for the Acquiring Fund. Pro forma numbers are estimated in good faith and are hypothetical.

Shareholder Fees (fees paid directly from your investment)

	Acquired Fund	Acquiring Fund – Advisor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases	N/A	None
Maximum Deferred Sales Charge (Load)	N/A	None
Redemption fee if redeemed or exchanged within 90 days as of purchase (as a percentage of amount redeemed)	N/A	0.75%*
Exchange Fee	N/A	None

* In connection with the proposed Acquisition, Advisor Class shares issued to current Acquired Fund shareholders will be subject to a 0.75% redemption fee for the three-month period following the Closing Date.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Acquired Fund	Acquiring Fund – Advisor Class (pro forma)
Management Fees	0.52%	0.60	%*
Distribution and/or Service (12b-1) Fees	N/A	None

Other Expenses:
Transfer Agent	0.01%	0.10%
Interest Expenses	0.06%	0.11%
Other Expenses(a)	0.08%	0.12%
Total Other Expenses	0.15%	0.33%
Total Annual Fund Operating Expenses (Including Interest Expense) Before Waiver, If Applicable	0.67%	0.93%
Fee Waiver and/or Expense Reimbursement	N/A	(0.19	)%(b)
Total Annual Fund Operating Expenses (Including Interest Expense) After Fee Waiver and/or Expense Reimbursement, If Applicable(c)	0.67%	0.74%

*	The advisory fee of the Acquiring Fund is equal to an annualized rate of 0.60% of the first $2.5 billion of the Acquiring Fund's average daily net assets; 0.55% of the excess of $2.5 billion up to $5 billion; and 0.50% of the excess over $5 billion.
(a)	Other expenses do not include the projected costs and expenses of the Acquisition. The basis point impact of such costs and expenses is approximately 3 basis points.
(b)	The Adviser has contractually agreed to waive its investment advisory fees and/or to bear expenses of the Acquiring Fund for a two-year period beginning with the Acquiring Fund's commencement of operations to the extent necessary to prevent total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis, from exceeding 0.63% of the average daily net assets for Advisor Class shares. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's Total Annual Fund Operating Expenses to exceed the expense reimbursement. After the initial two-year term, the expense limitation agreement may continue in effect from year-to-year unless terminated by the Adviser 60 days prior to the end of its then-current term.
(c)	If interest expenses were excluded for the Acquired Fund and the Acquiring Fund, net expenses would be 0.61% and 0.63%, respectively.
Examples

The following examples are intended to help you compare the costs of investing in each of the Acquired Fund and the Acquiring Fund.  The examples assume that you invest $10,000 in each of the Acquired Fund and the Acquiring Fund after the Acquisition for the time periods indicated.  The examples also assume that your investment has a 5% return each year, that all distributions are reinvested and that each Fund's operating expenses remain the same.  The examples reflect the contractual fee waivers through the end of their respective terms.  Your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Acquired Fund	$68	$214	$373	$835
Acquiring Fund – Advisor Class (pro forma)	$76	$257	$476	$1,105

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund's performance. During its most recent fiscal year ended December 31, 2014, the Acquired Fund's portfolio turnover rate was 32% of the average value of its portfolio.

Comparison of Investment Objectives and Principal Investment Strategies
The Acquired Fund has the same investment objective as the Acquiring Fund.  Like the Acquired Fund, the Acquiring Fund will normally invest at least 80% of its net assets in income-producing securities.  The most significant difference between the Acquired Fund and the Acquiring Fund is that, while the Acquired Fund invests at least 65% of its total assets in securities issued by the U.S. Government (and repurchase agreements relating to U.S. Government securities), the Acquiring Fund will invest at least 65% of its total assets in securities of U.S. and foreign governments (and repurchase agreements relating to U.S. Government securities).  The Acquiring Fund will have an additional policy to invest at least 65% of its total assets in securities denominated in U.S. dollars.

The following table shows the investment objective and principal investment strategies of each Fund:
	AllianceBernstein Income Fund, Inc. (Acquired Fund)	AB Income Fund (Acquiring Fund)
Investment Objective	The investment objective of the Acquired Fund is high current income consistent with preservation of capital.	The investment objective of the Acquiring Fund is high current income consistent with preservation of capital.

Principal Investment Strategies	The Acquired Fund normally invests at least 80% of its net assets in income-producing securities.	The Acquiring Fund invests, under normal circumstances, at least 80% of its net assets in income-producing securities.

The Acquired Fund normally invests at least 65% of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (and repurchase agreements relating to U.S. Government securities). The Acquired Fund may also invest in other debt securities, including those of foreign governmental issuers. The Acquired Fund may invest up to 35% of its total assets in obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, or instrumentalities of issuers considered stable by the Adviser.

The Acquiring Fund normally invests at least 65% of its total assets in securities of U.S. and foreign governments, their agencies or instrumentalities (and repurchase agreements relating to U.S. Government securities). The Acquiring Fund's investments in foreign securities may include investments in securities of emerging market countries or issuers in emerging markets.

The Acquiring Fund invests at least 65% of its total assets in U.S. dollar denominated securities.

The Fund may also invest up to 35% of its total assets in other fixed-income securities, corporate debt securities, certificates of deposit, bankers' acceptances and interest bearing savings deposits of banks and commercial paper.

The Acquiring Fund may also invest up to 35% of its total assets in non-government fixed-income securities, including corporate debt securities, non-government mortgage-backed and other asset-backed securities, certificates of deposit and commercial paper.

The Acquired Fund may invest up to 35% of its net assets in securities rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by S&P Ratings Services ("S&P") or, if not rated, of comparable investment quality as determined by the Adviser.

The Acquiring Fund may invest up to 35% of its net assets in below investment grade securities (commonly known as "junk bonds").

AllianceBernstein Income Fund, Inc. (Acquired Fund)	AB Income Fund (Acquiring Fund)
The Acquired Fund will not invest 25% or more of its total assets in the foreign government securities of any one country.	The Acquiring Fund will not invest more than 25% of its total assets in securities of issuers in any one country outside of the U.S.
The Acquired Fund utilizes certain other investment techniques, including options, futures, forwards and swaps, intended to enhance income and reduce market risk.
In an effort to enhance income and reduce market risk, the Acquiring Fund expects to invest in derivatives, such as options, futures contracts, forwards and swaps.  The Acquiring Fund may also enter into transactions, such as reverse repurchase agreements, that are similar to borrowings for investment purposes.

Additional information about the Funds' investment objectives, strategies and policies is contained in Appendix C.
Fundamental and Non-Fundamental Policies.  Fundamental policies are policies that, under the Investment Company Act of 1940, as amended (the "1940 Act"), may not be changed without a shareholder vote. The Acquired Fund's investment objective is a fundamental policy that may not be changed without a shareholder vote, while the Acquiring Fund's investment objective is not a fundamental policy. The Acquired Fund's policy to invest at least 65% of its total assets in U.S. Government securities (and repurchase agreements relating to U.S. Government securities) is a fundamental policy, whereas the Acquiring Fund's policy to invest at least 65% of its total assets in U.S. or foreign government securities (and repurchase agreements relating to U.S. Government securities) is not a fundamental policy. Classifying the Acquiring Fund's investment objective and policy as non-fundamental will give the Directors more flexibility to respond to changed market conditions or other circumstances in a timely manner without the delay and expense of obtaining a shareholder vote.
Please refer to Appendix C for additional information about the fundamental and non-fundamental policies of the Acquired Fund and the Acquiring Fund.
Risks Relating to Differences in Portfolio Management
As described above, although the Funds' respective investment objectives are the same, the Acquiring Fund will be managed differently than the Acquired Fund is currently managed. These differences could have a potentially adverse impact on the yield and performance of the Acquiring Fund as compared to the Acquired Fund. For example, the Acquiring Fund will not be able to employ leverage to the same extent as the Acquired Fund, and the use of leverage has historically contributed positively to the Acquired Fund's net income per share. Limitations on the use of leverage could cause the Acquiring Fund's yield to be lower than the Acquired Fund's current yield. In addition, as an open-end fund, the Acquiring Fund will normally be required to maintain a larger cash position than the Acquired Fund currently maintains in order to meet potential redemptions expected to occur after the Acquisition and on an ongoing basis and, in the event cash on hand is insufficient to satisfy redemption requests, the Acquiring Fund may be required to liquidate securities in order to meet such requests. While the Acquiring Fund's positions in securities of U.S. and foreign governments will typically be liquid, liquidating certain of its other positions within a short period of time could pose challenges. Liquidating portfolio positions, particularly less liquid securities, at inopportune times could have significant adverse effects, depressing the prices received by the Acquiring Fund and the value of its remaining positions.

Federal Income Tax Consequences
The Funds expect that the Acquisition will constitute a "reorganization" within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"), with substantially the following results: No gain or loss will be recognized by the Acquired Fund or its shareholders as a result of the Acquisition. The aggregate tax basis of the shares of the Acquiring Fund received by a shareholder of the Acquired Fund (including any fractional shares to which the shareholder may be entitled) will be the same as the aggregate tax basis of the shareholder's shares of the Acquired Fund.  The holding period of the shares of the Acquiring Fund received by a shareholder of the Acquired Fund (including any fractional share to which the shareholder may be entitled) will include the holding period of the shares of the Acquired Fund held by the shareholder, provided that such shares are held as capital assets by the shareholder of the Acquired Fund at the time of the Acquisition.  The holding period and tax basis of each asset of the Acquired Fund in the hands of the Acquiring Fund as a result of the Acquisition will generally be the same as the holding period and tax basis of each such asset in the hands of the Acquired Fund prior to the Acquisition.  It is a condition to the closing of the Acquisition that both the Acquired Fund and Acquiring Fund receive an opinion of Seward & Kissel LLP confirming these consequences, as further discussed below under "Information About the Acquisition—Federal Income Tax Consequences."  An opinion of counsel is not binding on the Internal Revenue Service.
Federal income tax law permits a regulated investment company to carry forward net capital losses that arose in tax years that began on or before December 22, 2010 ("Pre-2011 Losses") for a period of up to eight taxable years.  Net capital losses that arise in tax years beginning after December 22, 2010 ("Post-2010 Losses") may generally be carried forward without limit and such carryforwards must be fully utilized before the regulated investment company is permitted to utilize carryforwards of Pre-2011 Losses.  The Acquired Fund has no carryforwards of Pre-2011 Losses, and has $(16,955,334) of net short-term Post-2010 Loss carryforwards from the Fund's last fiscal year ended December 31, 2014.  The Acquisition is not expected to affect the Acquiring Fund's ability to use capital loss carryforwards.  The ability of the Acquiring Fund to use capital losses to offset gains (even in the absence of the Acquisition) also depends on factors other than loss limitations, such as the future realization of capital losses or gains.
Additional tax considerations are discussed below under "Information About the Acquisition—Federal Income Tax Consequences."

Comparison of Fund Shares
The Acquired Fund offers one class of shares.  In contrast, the Acquiring Fund will offer multiple share classes, which, in addition to Advisor Class shares, will include Class A and Class C shares (such other classes collectively, the "Share Classes"). Information regarding the Share Classes, including the expenses of the Share Classes, is available in the Acquiring Fund's prospectus.
Comparison of Purchase and Redemption Procedures
As a result of the Acquisition, holders of Acquired Fund shares will receive Advisor Class shares of the Acquiring Fund. Because the Acquired Fund is a closed-end fund whose shares trade on the NYSE and the Acquiring Fund is an open-end fund, the distribution and purchase procedures of the Acquired Fund and the Advisor Class shares of the Acquiring Fund are different.
Buying and Redeeming Shares. The Acquired Fund does not redeem its outstanding shares or engage in the continuous sale of new securities. Rather, shares of the Acquired Fund are listed on the NYSE and traded in the secondary market, and are bought and sold through financial intermediaries at prevailing market prices, which may be equal to, higher or lower than their NAV.  In contrast, the Acquiring Fund issues and redeems Acquiring Fund shares at prices based on their NAV (less any contingent deferred sales charge, and a 0.75% redemption fee on Advisor Class shares for the three-month period following the Closing Date) on each business day (i.e., any day on which the NYSE is open for trading), as described in the Acquiring Fund's prospectus. The Acquiring Fund has no minimum initial investment amount for Advisor Class shares.
Exchanging Shares. Shares of the Acquired Fund do not have any exchange rights. Acquiring Fund shareholders are entitled to exchange their Advisor Class shares for Advisor Class shares of other AB mutual funds of equivalent NAV (less a 0.75% redemption fee on Advisor Class shares of the Acquiring Fund exchanged during the three-month period following the Closing Date) without sales or service charges.
Redemption Fee.  Closed-end funds that reorganize into open-end funds are typically subject to substantial redemptions, and temporary redemption fees may be imposed in such situations. Advisor Class shares redeemed or exchanged for the Advisor Class shares of other AB mutual funds will be subject to a redemption fee of 0.75% for the three-month period following the Closing Date. The imposition of the redemption fee is intended to help the Acquiring Fund defray the transaction costs it might incur in response to redemption requests. It is expected that the redemption fee would serve to, among other things, offset some of the direct and indirect costs associated with the Acquisition, including any costs of liquidating portfolio positions, and as an anti-dilution measure to benefit remaining shareholders.
More information on distribution, purchase and redemption procedures of the Acquiring Fund is provided in Appendix D.

Service Providers
The Funds are serviced by many of the same service providers. The Adviser is the investment adviser to each Fund, State Street Bank and Trust Company is the custodian for each Fund and Ernst & Young LLP is the independent registered public accounting firm for each Fund.  However, there are some differences in service providers, in part due to the fact that the Acquired Fund is a NYSE-listed closed-end fund and the Acquiring Fund is an open-end fund. Computershare Trust Company, N.A. ("Computershare") is the dividend paying agent, transfer agent and registrar for the Acquired Fund, and AllianceBernstein Investor Services, Inc. ("ABIS"), which is an affiliate of the Adviser, is the transfer agent for the Acquiring Fund and receives a fee for providing shareholder services to the Acquiring Fund. ABIS currently provides phone inquiry services to the Acquired Fund pursuant to a Shareholder Inquiry Agency Agreement between ABIS and the Acquired Fund. In addition, AllianceBernstein Investments, Inc. ("ABI" or the "Distributor"), the Company's principal underwriter, is the distributor of the Acquiring Fund's shares.
Comparison of Business Structures
As described above, the Acquired Fund is a closed-end management investment company organized as a Maryland corporation governed by its Charter, Bylaws and Maryland law.  The Acquiring Fund is a newly created series of the Company, an open-end management investment company organized as a Maryland corporation, which is governed by its Charter, Bylaws and Maryland law.  For more information on the comparison of the business structures of the Funds, see Appendix E.
PRINCIPAL RISKS
The principal risks of the Acquiring Fund are similar to those of the Acquired Fund. Risks include market risk, credit risk, interest rate risk, foreign (non-U.S.) risk, emerging market risk, derivatives risk, leveraging risk, currency risk, duration risk, mortgage-backed and/or other asset-backed securities risk, below investment grade securities risk, liquidity risk and management risk.  As noted above, the Acquired Fund normally invests at least 65% of its total assets in U.S. Government securities (and repurchase agreements relating to U.S. Government securities), whereas the Acquiring Fund normally invests at least 65% of its total assets in securities of both U.S. and foreign governments (and repurchase agreements relating to U.S. Government securities). To the extent that the Acquiring Fund invests more of its assets in the securities of foreign governments and issuers in emerging markets, as it is expected to do, it will be subject to, among other risks associated with such investments, greater foreign (non-U.S.) securities risk and emerging market risk than those of securities of developed market issuers. To limit these risks, the Acquiring Fund will be limited to investing at least 65% of its total assets in securities denominated in U.S. dollars.  Such securities have historically tended to be of better quality and liquidity than securities denominated in most non-U.S. currencies.  In addition, securities denominated in U.S. dollars do not have the currency risk associated with securities denominated in non-U.S. currencies.

The principal risks of investing in the Acquired Fund and the Acquiring Fund are described below. Each of the Acquired Fund and the Acquiring Fund could become subject to additional risks because the types of investments made by each Fund can change over time.

Principal Risks of both the Acquired Fund and Acquiring Fund

Interest Rate Risk. Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed income securities. Increases in interest rates may cause the value of the Fund's investments to decline.

Foreign (Non-U.S.) Risk.  Foreign risk is the risk that investments in issuers located in foreign countries may have greater price volatility and less liquidity. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments.  The Acquiring Fund may be subject to greater foreign risk than the Acquired Fund, as the Acquiring Fund is permitted to invest a greater percentage of its total assets in the securities of foreign governments, and their agencies and instrumentalities, than the Acquired Fund.

Emerging Market Risk. Investment in emerging market securities involves a greater degree of risk than investment in securities of issuers based in developed countries. Among other things, emerging market securities investments may carry the risks of less publicly available information, more volatile markets, less strict securities market regulation, less favorable tax provisions, and a greater likelihood of severe inflation, unstable currency, war and expropriation of personal property than investments in securities of issuers based in developed countries.

Credit Risk. Credit risk is the risk that the issuer or the guarantor of a debt security or the counterparty to a derivatives contract will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations.

Market Risk.  Market risk is the risk that the value of the Fund's investments will fluctuate as the bond markets fluctuate and that prices overall will decline over shorter or longer-term periods.

Derivatives Risk.  Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leveraging Risk.  Because the Fund may use derivative strategies and other leveraging techniques speculatively to enhance returns, it is subject to greater risk and its returns may be more volatile than other funds, particularly in periods of market declines.

Currency Risk.  Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies could negatively affect the value of the Fund's investments.

Below Investment Grade Risk.  Investments in fixed-income securities with lower ratings (often referred to as "junk bonds") are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility, due to such factors as specific corporate developments, negative perception of the junk bond market generally and less secondary market liquidity.

Duration Risk.  Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price.  The Fund may be subject to liquidity risk because derivatives and securities involving substantial interest rate and credit risk tend to involve greater liquidity risk.

Mortgage-Backed and/or Other Asset-Backed Securities Risk.  Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include "extension risk", which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and "prepayment risk", which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Management Risk.  The Fund is subject to management risk because it is an actively managed investment fund.  There can be no guarantee that the Adviser's investment decisions will produce desired results.

Additional Principal Risks of the Acquired Fund

Trading Discount.  The shares of the Acquired Fund, a closed-end management investment company, trade at a discount to NAV (i.e., the market price per share is less than the NAV per share).

Additional Principal Risks of the Acquiring Fund

Inflation Risk. This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund's assets can decline as can the value of the Fund's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

INFORMATION ABOUT THE ACQUISITION
Introduction
This Proxy Statement/Prospectus is provided to you to solicit your proxy for exercise at the Meeting to approve the Acquisition. The Meeting will be held at 1345 Avenue of the Americas, New York, New York 10105 at 3:00 p.m., Eastern time, on February 1, 2016.  This Proxy Statement/Prospectus, the accompanying Notice of Special Meeting of Shareholders and the enclosed Proxy Card are being mailed to shareholders of the Acquired Fund on or about November 16, 2015.
Description of the Plan
As provided in the Plan, the Acquired Fund will transfer all of its assets to the Acquiring Fund, and in exchange, the Acquiring Fund will assume all the liabilities of the Acquired Fund and deliver to the Acquired Fund a number of Advisor Class shares of the Acquiring Fund having an aggregate NAV equal to the value of the assets of the Acquired Fund, less the value of the liabilities of the Acquired Fund assumed by the Acquiring Fund. The assets and liabilities of the Acquired Fund will be valued as of the Valuation Time, as defined in the Plan. The Advisor Class shares of the Acquiring Fund will be delivered to the Acquired Fund on the next full business day following the Valuation Time (the "Exchange Date"). Immediately following the delivery of the Advisor Class shares to the Acquired Fund on the Exchange Date, the Acquired Fund will distribute pro rata to its shareholders of record as of the Valuation Time the Advisor Class shares received from the Acquiring Fund. The Advisor Class shares of the Acquiring Fund that an Acquired Fund shareholder receives will have a total NAV equal to the NAV of shares held by the shareholder in the Acquired Fund as of the Exchange Date.
The distribution of Advisor Class shares to Acquired Fund shareholders will be accomplished by the establishment of accounts on the share records of the Acquiring Fund in the name of such Acquired Fund shareholders, each account representing the respective number of Advisor Class shares due the respective shareholder. Certificates for Advisor Class shares will not be issued.
 Following the distribution of Advisor Class shares of the Acquiring Fund in full liquidation of the Acquired Fund, the Acquired Fund will wind up its affairs, cease operations and dissolve as soon as is reasonably practicable after the Acquisition. If the shareholders do not approve the Plan, the Acquisition will not occur. The Adviser will continue as investment adviser to the Acquired Fund and the current service providers will continue to provide services to the Acquired Fund. The Directors of the Acquired Fund will consider options for the Acquired Fund, including continuing its operations as a closed-end investment company.
The Acquired Fund will bear the costs and expenses of the Acquisition (primarily legal, accounting, printing and proxy solicitation expenses, including the cost of the Proxy Solicitor's solicitation services), which are estimated to be approximately $600,000. Costs and expenses of the Acquisition ("Acquisition Costs") do not include the fees and expenses of counsel to the Directors who are not "interested persons" of the Acquired Fund or the Acquiring Fund ("Independent Directors"), and are estimated to be approximately $540,000. Any Acquisition Costs that exceed $540,000 will be paid by the Adviser.

Completion of the Acquisition is subject to certain conditions set forth in the Plan, including approval of the Acquisition by shareholders of the Acquired Fund. Assuming satisfaction of the conditions in the Plan, the Acquisition will be completed on the Closing Date, which is expected to be in the first quarter of 2016. However, any shareholder of the Acquired Fund may sell his or her shares prior to the Acquisition.
The Plan may be amended in any mutually agreed manner, except that no amendment may be made subsequent to shareholder approval of the Acquisition that materially alters the obligations of either party. The parties to the Plan may terminate the Plan by mutual consent and either party has the right to terminate the Plan under certain circumstances. Among other circumstances, either party may at any time terminate the Plan unilaterally upon a determination by the party's Directors that proceeding with the Plan is not in the best interests of the relevant Fund or its shareholders.
A form of the Plan is attached as Appendix A.
Reasons for the Acquisition
Over the course of several meetings in 2014 and 2015, the Adviser discussed with the Directors of the Acquired Fund issues relating to the Fund's trading discount, increasingly significant ownership of the Fund by activist shareholders, the activities engaged in by such shareholders and the potential adverse consequences to the Fund of such activities. In particular, at the meeting of the Directors held on May 5-7, 2015 (the "May Board Meeting"), the Adviser discussed with the Directors the approval by the Acquired Fund's shareholders of the Non-Binding Shareholder Proposal, which requested that the Directors of the Acquired Fund consider authorizing a self-tender offer for all of the Fund's outstanding common shares and, if more than 50% of such shares are tendered, take steps to liquidate, merge or convert the Acquired Fund into an open-end mutual fund. The Directors currently believe that authorizing such a significant tender offer could have adverse consequences for the Fund and its shareholders, because it could reduce the Fund's size, cause the Fund to liquidate a large portion of its portfolio securities to pay for tendered shares, and may lead to a material increase in the Fund's expense ratio, while potentially having little or no long-term impact on the level of the discount.
At the meeting of the Directors held on August 4-5, 2015 (the "August Board Meeting"), the Adviser discussed the proposed Acquisition with the Directors, noting that reorganizing the Acquired Fund into the Acquiring Fund through the Acquisition (which would not involve a tender offer) should be consistent with the views of Acquired Fund shareholders who support open-ending the Fund while also permitting the Acquired Fund to avoid incurring some of the adverse effects of a significant tender offer of Acquired Fund shares. In addition, the Adviser noted that the Acquisition would allow current shareholders of the Acquired Fund to liquidate the shares of the Acquiring Fund received in the Acquisition at their NAV.  The Adviser also discussed with the Board its expectation that the Acquiring Fund would serve as a desirable investment option for retail customers, thereby helping to potentially offset any increase in Fund expenses caused by redemptions by current Acquired Fund shareholders. The Adviser recommended that the Directors approve, and recommend to Acquired Fund shareholders for their approval, the proposed Plan and the Acquisition.

Board Consideration of the Plan and Acquisition
In its consideration of the proposed Plan and the Acquisition, the Directors reviewed detailed information provided by the Adviser and considered, among other things, the factors discussed below in light of their fiduciary duties under federal and state law. The Directors considered the differences between closed-end funds and open-end funds generally and the advantages and disadvantages of reorganizing the Acquired Fund into the Acquiring Fund.
Comparison of Closed-End Funds and Open-End Funds
The Directors considered that shareholders of a closed-end fund wishing to buy or sell their shares generally must do so through a broker-dealer and pay or receive the prevailing market price, which may be more or less than NAV, and that closed-end funds are able to use leverage to a greater extent than open-end funds. They also considered that open-end funds issue, and continuously offer, shares that generally can be redeemed or sold back to the fund at the shares' NAV (less any redemption fee or contingent deferred sales charge), and are generally unable to use leverage to the same extent as closed-end funds. In addition, the Directors considered that open-end funds are required to maintain a higher percentage of liquid assets than closed-end funds.
Advantages of Reorganizing the Acquired Fund into the Acquiring Fund

Redemption at NAV. Shareholders of the Acquiring Fund will have the right to redeem Advisor Class shares of the Acquiring Fund at any time (except in certain circumstances, as permitted under the 1940 Act) at their current NAV (subject to a 0.75% redemption fee during the three-month period following the Closing Date).  The ability to obtain the current NAV (without imposition of a sales charge or long-term redemption fee) would constitute a potential immediate benefit to shareholders of the Acquired Fund to the extent that its shares are trading at a discount to NAV prior to the Acquisition.

Shareholder Services.  The Acquiring Fund provides more services to its shareholders than the Acquired Fund provides to its shareholders.  For example, the Acquiring Fund offers exchange privileges that permit its shareholders to exchange their shares for shares of other AB mutual funds. Such exchange privileges are not available for the shareholders of the Acquired Fund.

Raising Capital.  The Acquired Fund has been limited recently in its ability to raise capital through share sales because the 1940 Act restricts the ability of a fund to sell its shares at a price below NAV.  The Acquiring Fund continuously offers its shares and may sell additional shares at any time.  Significant inflows of new capital into the Acquiring Fund in the future can potentially result in a lower expense ratio for the Fund as fixed expenses are spread over a larger asset base.

Annual Shareholder Meetings.  The Acquired Fund is subject to NYSE rules requiring annual meetings of shareholders.  The Acquiring Fund is not required to hold annual stockholder meetings, except under certain limited circumstances required under the 1940 Act, and therefore will not bear the costs and expenses of holding annual shareholder meetings.

Investment Policies of Acquiring Fund.  The Acquiring Fund's investment policy of normally investing at least 65% of its total assets in securities of U.S. and foreign governments, and their agencies and instrumentalities (and repurchase agreements relating to U.S. government securities) permits the Acquiring Fund to invest a greater portion of its assets in foreign government securities than the Acquired Fund.  The Directors considered that such exposure and diversification could provide a relatively low-risk source of income and otherwise be beneficial to the Acquiring Fund, particularly in light of concerns over rising U.S. interest rates. The Directors also considered that this difference in the Acquiring Fund's investment policies could enable the Adviser to better balance duration and credit risk.

Disadvantages of Reorganizing the Acquired Fund into the Acquiring Fund

Higher Expense Ratio.  The gross expense ratio of the Acquiring Fund is expected to be significantly higher, at least initially, than the expense ratio of the Acquired Fund due to the additional costs of operating an open-end fund (e.g., higher transfer agency and shareholder servicing costs and SEC and state blue sky registration fees) and to the expected redemptions that typically occur after a closed-end fund is reorganized into an open-end fund, resulting in a decrease in fund assets.

Impact on Portfolio Management.  Although the Funds' respective investment objectives are the same, the Acquiring Fund will not be able to employ leverage to the same extent as the Acquired Fund, and the use of leverage has historically contributed positively to the Acquired Fund's net income per share. Limitations on the use of leverage could cause the Acquiring Fund's yield to be lower than the Acquired Fund's current yield. In addition, as an open-end fund, the Acquiring Fund will normally be required to maintain a larger cash position than the Acquired Fund currently maintains.

Potential Tax Consequences to Shareholders.  Although the Acquired Fund and its shareholders are not expected to recognize gain or loss upon the Acquisition for federal income tax purposes, the Acquiring Fund may recognize gains that, upon distribution, are taxable to shareholders as a result of sales of portfolio securities after the Acquisition.

Investment Policies of Acquiring Fund.  As noted above, the Acquiring Fund's investment policies permit the Fund to invest a greater portion of its assets in foreign government securities than the Acquired Fund.  To the extent that the Acquiring Fund invests more of its assets in foreign securities, including securities of issuers in emerging markets, than the Acquired Fund, it would be more subject to the risks associated with such investments, such as greater price volatility and less liquidity.

Acquisition Costs.  The Acquired Fund will bear the costs and expenses of the Acquisition, which are estimated to be approximately $600,000. Acquisition Costs do not include the fees and expenses of counsel to the Independent Directors of the Acquired Fund and the Acquiring Fund, and are estimated to be approximately $540,000. Any Acquisition Costs that exceed $540,000 will be paid by the Adviser.

Consideration of the Directors of the Acquired Fund

After careful consideration, the Directors (including all Directors who are not "interested persons" of the Acquired Fund, the Adviser or its affiliates), with the advice and assistance of independent counsel, determined that the Acquisition would be in the best interest of the Acquired Fund.  The Directors approved the Plan and the Acquisition and Dissolution and recommended that the shareholders of the Acquired Fund vote in favor of the Acquisition by approving the Plan. In reaching this conclusion, the Directors considered, among other factors:
•	Elimination of Activist Shareholder Activities and Related Costs. The Acquired Fund has a charter provision that mandates the submission to shareholders of an open-ending proposal if certain discount related conditions are met and shareholders representing at least 10% of the outstanding shares request such submission. This and other factors have resulted in significant levels of activism in the Acquired Fund in recent years. The Acquiring Fund, as an open-end fund, is not susceptible to the type of activities currently engaged in by activist shareholders of the Acquired Fund. The Board considered that such activities have been, and could continue to be, costly to the Acquired Fund.
•	Shareholder Support for Liquidity at NAV. The Acquired Fund's shareholders recently approved a shareholder proposal that requested that the Board consider authorizing a self-tender offer for all of the Acquired Fund's outstanding common shares and, if more than 50% of such shares are tendered, take steps to liquidate, merge or convert the Acquired Fund into an open-end mutual fund. Such shareholder approval indicated significant shareholder support for providing Acquired Fund shareholders with liquidity at NAV. Acquiring Fund shares, which do not trade on an exchange, will not be subject to discounts. Accordingly, shareholders who receive Advisor Class shares of the Acquiring Fund through the Acquisition will be able to redeem their shares at NAV (subject to a 0.75% redemption fee for the three-month period following the Closing Date) on each business day, as described in the Acquiring Fund's prospectus.
•	Investment Objective and Investment Strategies. The Acquiring Fund will have the same investment objective as the Acquired Fund. Like the Acquired Fund, the Acquiring Fund will normally invest at least 80% of its net assets in income-producing securities. In addition, like the Acquired Fund, no more than 35% of the Acquiring Fund's net assets may be invested in below investment grade securities. The most significant difference between the Acquiring Fund and the Acquired Fund is that, while the Acquired Fund invests at least 65% of its total assets in securities issued by the U.S. government (and repurchase agreements relating to U.S. Government securities), the Acquiring Fund will invest at least 65% of its total assets in securities of U.S. and foreign governments (and repurchase agreements relating to U.S. Government securities). To the extent that the Acquiring Fund invests more of its assets in the securities of foreign governments, as it is expected to do, it will be subject to, among other risks associated with such investments, greater foreign (non-U.S.) securities risk and emerging market risk than those of securities of developed market issuers. However, the Acquiring Fund will have an additional policy to invest at least 65% of its total assets in securities denominated in U.S. dollars, which will serve to reduce the currency risks associated with investments in foreign government securities, and no more than 25% of the Acquiring Fund's total assets may be invested in securities of issuers in any one country other than the U.S.

•	Management and Service Providers. The Acquiring Fund will have the same investment adviser and the same portfolio managers, and will be overseen by the same Directors, and be serviced by some of the same service providers as the Acquired Fund. ABIS, which currently provides phone inquiry services to the Acquired Fund, will act as the transfer agent for the Acquiring Fund and ABI, the Company's principal underwriter, will be the distributor of the Acquiring Fund's shares. ABIS and ABI are affiliates of the Adviser.
•	Comparison of Investment Advisory Fees. The Acquiring Fund is subject to an investment advisory fee rate that is structured differently than the Acquired Fund's fee, since it will not be partly based on the Acquiring Fund's income. Under the terms of the Acquired Fund's investment advisory agreement with the Adviser, the Fund pays the Adviser an advisory fee in an amount equal to a base fee of 0.30% of the Fund's average weekly net assets up to $250 million, plus 0.25% of average weekly net assets in excess of $250 million, and an income-based fee of 4.75% of the Fund's daily gross income (i.e., income other than gains from the sale of securities or gains realized from options, futures and swaps, less interest on money borrowed by the Fund). However, the Acquired Fund's advisory fee may not exceed 0.80% of the Acquired Fund's average weekly net assets during any month. The current advisory fee, as of August 31, 2015, is 0.49%, which, due to low interest rates, is lower than the 10-year average effective fee rate of 0.58%. Instituting a similar income-based fee for the Acquiring Fund could be a marketing impediment in distributing the Acquiring Fund's shares. The Adviser recommended an asset-based fee typical for an open-end fund. The proposed advisory fee at the annualized rate of 0.60% of the first $2.5 billion of the Acquiring Fund's average daily net assets; 0.55% of the excess of $2.5 billion up to $5 billion; and 0.50% of the excess over $5 billion will be higher than the fee rate currently paid by the Acquired Fund in the current low interest rate environment, although it will be lower than the fee rate paid by the Acquired Fund in most prior periods and very close to the 10-year average effective rate of the Acquired Fund. The Acquired Fund and the Acquiring Fund both reimburse the Adviser for the costs of providing administrative and accounting services to the Funds.

•	Expense Ratio. Because closed-end funds that open-end are typically subject to substantial redemptions and a resulting decrease in assets, which would affect the Acquiring Fund's expense ratio, the gross expense ratio of the Acquiring Fund is expected to be, at least initially, significantly higher. Expenses are also expected to be higher because of the additional costs of operating an open-end fund. The Adviser has agreed to waive fees and/or reimburse expenses to limit the net annual operating expenses (excluding acquired fund fees and expenses (other than those associated with any AB mutual fund in which the Acquiring Fund may invest), interest expenses, brokerage commissions, and other transaction costs, taxes and extraordinary expenses) of Advisor Class shares, the class of shares that the Acquired Fund's shareholders will receive in the Acquisition, to 0.63% for the two-year period beginning with the Acquiring Fund's commencement of operations. This expense cap is higher than, but comparable to, the total expense ratio (excluding interest expense) of the Acquired Fund of 0.56% as of August 31, 2015, although that expense ratio would be expected to increase with an increase in market interest rates. As noted above, substantial redemptions may accompany the reorganization of a closed-end fund into an open-end fund. The imposition of the 0.75% redemption fee on Advisor Class share redemptions and exchanges for the three-month period following the Closing Date is intended to help the Acquiring Fund defray expected transaction costs incurred in response to redemption requests.
•	Tax-Free Reorganization. The Acquisition is intended to qualify for federal income tax purposes as a tax-free reorganization under the Code. As a result, no gain or loss is expected to be recognized by the Acquired Fund or the Fund's shareholders upon (i) the transfer of the Acquired Fund's assets to the Acquiring Fund in exchange for Advisor Class shares, (ii) the assumption of the Acquired Fund's liabilities by the Acquiring Fund, (iii) the distribution of the Advisor Class shares by the Acquired Fund to its shareholders in complete liquidation of the Fund, or (iv) the receipt by Acquired shareholders of Advisor Class shares of the Acquiring Fund in exchange for their Acquired Fund shares.
•	Costs and Expenses of the Acquisition. The Acquired Fund will bear the costs and expenses of the Acquisition, which are estimated to be approximately $600,000. Acquisition Costs do not include the fees and expenses of counsel to the Independent Directors of the Acquired Fund or the Acquiring Fund and are estimated to be approximately $540,000. Any Acquisition Costs that exceed $540,000 will be paid by the Adviser.
•	Exchange Privileges. Following the Closing Date, shareholders of the Acquired Fund who received Advisor Class shares of the Acquiring Fund through the Acquisition will have exchange privileges with other AB mutual funds. Acquiring Fund shareholders are entitled to exchange their Advisor Class shares for Advisor Class shares of other funds in the AB mutual fund group (less a 0.75% redemption fee on Advisor Class shares of the Acquiring Fund exchanged during the three-month period following the Closing Date) without sales or service charges following the Closing Date.

Based on the foregoing and additional information presented at the August Board Meeting and at other meetings of the Directors, the Directors determined that the Acquisition would be in the best interests of the Acquired Fund and its shareholders.  The Directors approved the Plan and the Acquisition, subject to approval by shareholders of the Acquired Fund, and the solicitation of the shareholders of the Acquired Fund to vote "FOR" the approval of the Plan.
Description of the Securities to be Issued
Advisor Class shares of the Acquiring Fund will be issued to the Acquired Fund's shareholders in accordance with the Plan, as described above. Advisor Class shares will not be subject to an initial sales charge or 12b-1 distribution fees.  Advisor Class shareholders will be entitled to exchange their Advisor Class shares of the Acquiring Fund for Advisor Class shares of another fund in the AB mutual fund group without sales or service charges. During the three-month period following the Closing Date, Advisor Class shares redeemed or exchanged for the Advisor Class shares of other AB mutual funds will be subject to a redemption fee of 0.75% to help the Acquiring Fund defray expected transaction costs incurred in response to redemption requests from former shareholders of the Acquired Fund.
Under the Plan, the Acquiring Fund will issue shares of its Advisor Class shares for distribution to the Acquired Fund shareholders. Each Advisor Class share of the Acquiring Fund represents an equal proportionate interest with the other Advisor Class shares of the Acquiring Fund. Each share has equal earnings, assets and voting privileges and is entitled to dividends and other distributions out of the income earned and gain realized on the assets belonging to the Acquiring Fund as authorized by the Company's Directors. Advisor Class shares of the Acquiring Fund authorize their holders to one vote per full share and fractional votes for fractional shares held. Shares of the Acquiring Fund issued to the shareholders of the Acquired Fund pursuant to the Acquisition will be duly authorized, validly issued, fully paid and nonassessable when issued, will be transferable without restriction and will have no preemptive or conversion rights.  Shares will be sold and redeemed based upon their NAV per share next determined after receipt of the purchase or redemption request.
Dividends and Other Distributions
On or before the Valuation Time, as defined in the Plan, the Acquired Fund will, if necessary, declare and pay as a distribution substantially all of its undistributed net investment income, net short-term capital gain and net long-term capital gain as applicable to maintain its treatment as a regulated investment company under the Code.

Share Certificates
The Acquiring Fund will not issue certificates representing Acquiring Fund shares generally or in connection with the Acquisition. Ownership of the Acquiring Fund's shares will be shown on the books of the Acquiring Fund's transfer agent. If you currently hold certificates representing shares of the Acquired Fund, it is not necessary to surrender the certificates.
Federal Income Tax Consequences
Subject to certain stated assumptions contained therein, the Acquired Fund and the Acquiring Fund will receive an opinion of Seward & Kissel LLP substantially to the effect that, for United States federal income tax purposes:
(i)  the Acquisition will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Acquired Fund and the Acquiring Fund will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;
(ii)  no gain or loss will be recognized by the Acquired Fund on the transfer of all of the Acquired Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund shares to the shareholders of the Acquired Fund, except for (A) gain or loss that may be recognized on the transfer of "section 1256 contracts" as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a "passive foreign investment company" as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;
(iii)  the tax basis in the hands of the Acquiring Fund of each asset of the Acquired Fund will be the same as the tax basis of such asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;
(iv)  the holding period of each asset of the Acquired Fund in the hands of the Acquiring Fund, other than assets with respect to which gain or loss is required to be recognized, will include in each instance the period during which such asset was held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);
(v)   no gain or loss will be recognized by the Acquiring Fund upon its receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund shares and the assumption of the liabilities of the Acquired Fund;
(vi)  no gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund shares for Acquiring Fund shares as part of the Acquisition;

(vii)  the aggregate tax basis of the Acquiring Fund shares that each Acquired Fund shareholder receives in the Acquisition will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor; and
(viii)  each Acquired Fund shareholder's holding period for the Acquiring Fund shares received in the Acquisition will include the period for which such shareholder held the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held such Acquired Fund shares as capital assets on the date of the exchange.
This opinion of counsel will not be binding on the Internal Revenue Service or a court and there is no assurance that the Internal Revenue Service or a court will not take a view contrary to those expressed in the opinion.
Shareholders of the Acquired Fund are encouraged to consult their tax advisers regarding the effect, if any, of the Acquisition in light of their individual circumstances. Because the foregoing only relates to the federal income tax consequences of the Acquisition, those shareholders also should consult their tax advisers as to foreign, state and local tax consequences, if any, of the Acquisition.
Capitalization Information
For information on the existing capitalization of the Acquired Fund and pro forma capitalization of the Acquiring Fund, see Appendix F.
INFORMATION ABOUT THE FUNDS
Each of the Acquired Fund and the Acquiring Fund is a "diversified" investment company registered under the 1940 Act. The Acquired Fund is a closed-end management investment company organized as a Maryland corporation. The Acquiring Fund is a newly formed series of the Company, an open-end management investment company organized as a Maryland corporation.
Management of the Funds
Each of the Acquired Fund and the Acquiring Fund is overseen by the same Board of Directors. In overseeing the management of the business and affairs of each Fund,  the Directors approve all significant agreements between the Fund (or the Company, as applicable) and persons or companies furnishing services to it, including the Fund's agreements with the Adviser and the Fund's other service providers, including the administrator, custodian and transfer agent. The day-to-day operations of each Fund are delegated to the Fund's officers, subject to the Fund's investment objective and policies and the general supervision by the Directors. Subsequent to the consummation of the Acquisition, the Directors and officers of the Acquiring Fund will continue to serve as the Directors and officers of the combined Fund.

The following table presents information about the Directors.
Name, Address* Age and (Year First Elected**)	Principal Occupation(s) During Past Five Years or Longer	Number of Portfolios in AB Fund Complex Overseen by Director	Other Public Company Directorships Currently Held by Director

INDEPENDENT DIRECTORS
Chairman of the Board Marshall C. Turner, Jr.,# 74 (2005)
Private Investor since prior to 2010.  Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing).  He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations.  He has served as a director of one AB fund since 1992, and director or trustee of multiple AB funds since 2005.  He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.
		121	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin,# 73 (1998)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Adviser from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992 and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	121	None

Michael J. Downey,# 71 (2005)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	121	Asia Pacific Fund, Inc.(registered investment company) since prior to 2010

Name, Address* Age and (Year First Elected**)	Principal Occupation(s) During Past Five Years or Longer	Number of Portfolios in AB Fund Complex Overseen by Director	Other Public Company Directorships Currently Held by Director

William H. Foulk, Jr.,# 83 (1998)
Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.

		121	None
D. James Guzy,# 79 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	121	None
Nancy P. Jacklin,# 67 (2006)
Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982).  Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.  She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.

		121	None

Name, Address* Age and (Year First Elected**)	Principal Occupation(s) During Past Five Years or Longer	Number of Portfolios in AB Fund Complex Overseen by Director	Other Public Company Directorships Currently Held by Director

Garry L. Moody,# 63 (2008)
Independent Consultant.  Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department.  He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.

		121	None
Earl D. Weiner,# 76 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director's Guidebook. He also serves as a director or trustee of various non-profit organizations and as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	121	None

INTERESTED DIRECTOR
Robert M. Keith, † 1345 Avenue of the Americas New York, NY 10105 55 (2010)
Senior Vice President of the Adviser†† and head of AllianceBernstein Investments, Inc. ("ABI")†† since July 2008; Director of ABI and President of the AB Mutual Funds.  Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008.  Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser's institutional investment management business since 2004.  Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser's institutional investment management business, with which he has been associated since prior to 2004.
	121	None

*	The address for each of the Fund's Independent Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**
Under the Acquired Fund's Charter and Bylaws, the Board of Directors of the Acquired Fund has been divided into three classes. The terms of Class One Directors of the Acquired Fund, John H. Dobkin, Michael J. Downey and Nancy P. Jacklin, will expire as of the annual meeting of shareholders of the Acquired Fund in 2016, the terms of Class Two Directors of the Acquired Fund, William H. Foulk, Jr., D. James Guzy and Robert M. Keith, will expire as of the annual meeting of the shareholders of the Acquired Fund in 2017, and the terms of Class Three Directors of the Acquired Fund, Marshall C. Turner, Jr., Garry L. Moody and Earl D. Weiner, will expire as of the annual meeting of shareholders of the Acquired Fund in 2018.

#	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee for the Fund.

†	Mr. Keith is an "interested person," as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act"), of the Fund due to his position as a Senior Vice President of the Adviser.

††	The Adviser and ABI are affiliates of the Fund.
In addition to the public company directorships currently held by the Directors set forth in the table above, Mr. Turner was a director of SunEdison, Inc. (solar materials and power plants) since prior to 2010 until July 2014, Mr. Downey was a director of The Merger Fund (a registered investment company) since prior to 2010 until 2013, Mr. Guzy was a director of Cirrus Logic Corporation (semi-conductors) from prior to 2010 until July 2011, and Mr. Moody was a director of Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) from August 2013 until January 2014.
The management of, and investment decisions for, the Acquiring Fund since its inception are made by Paul J. DeNoon, Gershon M. Distenfeld, Douglas J. Peebles and Matthew S. Sheridan, the same team responsible for managing the Acquired Fund.

  Each of Mr. DeNoon, Mr. Distenfeld, Mr. Peebles and Mr. Sheridan is a Senior Vice President of the Adviser, and has been associated with the Adviser since prior to 2010. The Acquisition SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of securities in the Acquiring Fund.
Advisory Agreements and Fees
Each Fund's investment adviser is the Adviser, which is located at 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of September 30, 2015 totaling approximately $463 billion (of which more than $94 billion represented assets of registered investment companies sponsored by the Adviser). As of September 30, 2015, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 18 of the nation's FORTUNE 100 companies), for public employee retirement funds in 24 states and the District of Columbia, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 32 registered investment companies managed by the Adviser, comprising approximately 140 separate investment portfolios, had as of September 30, 2015 approximately 2.7 million shareholder accounts.  The Adviser also serves as each Fund's administrator.
The Adviser provides investment advisory services to each Fund under an advisory agreement (each an "Advisory Agreement"). Under its Advisory Agreement, the Acquired Fund pays the Adviser a monthly advisory fee in an amount equal to the sum of 1/12th of 0.30 of 1% of the Fund's average weekly net assets up to $250 million, 1/12th of 0.25 of 1% of the Fund's average weekly net assets in excess of $250 million, and 4.75% of the Fund's daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options, futures and swaps, less interest on money borrowed by the Fund) accrued by the Fund during the month. However, such monthly advisory fee shall not exceed in the aggregate 1/12th of .80% of the Fund's average weekly net assets during the month (approximately 0.80% on an annual basis). Under the terms of its Advisory Agreement, the Acquiring Fund will pay the Adviser a monthly advisory fee at an annualized rate of 0.60% of the Fund's average daily net assets of up to $2.5 billion; 0.55% of the excess over $2.5 billion up to $5 billion; and 0.50% of the excess over $5 billion.
The Acquired Fund pays the Adviser in its capacity as the Administrator for the cost of providing certain services pursuant to an administration agreement. Under the Acquiring Fund's Advisory Agreement, the Adviser has agreed to provide certain clerical, accounting and administrative services to the Fund and is entitled to receive reimbursement from the Acquiring Fund of the costs of providing those services.
Each Advisory Agreement continues in effect (after an initial term of two years) from year to year if such continuance is specifically approved, at least annually, by a majority vote of the Directors of the Fund who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. A discussion regarding the basis for the Directors' approval of the Acquired Fund's Advisory Agreement is available in the Acquired Fund's annual report to shareholders for the period ended December 31, 2014.  A discussion regarding the basis for the Directors' approval of the Acquiring Fund's Advisory Agreement is expected to be available in the Acquiring Fund's first semi-annual report to shareholders for the period ending April 30, 2016.

In addition, the Adviser has entered into an expense limitation agreement with the Company, on behalf of the Acquiring Fund, with an initial two-year term beginning on the Acquiring Fund's commencement of operations.  Pursuant to the expense limitation agreement, the Adviser will waive its investment advisory fee and/or pay the operating expenses of the Advisor Class shares of the Acquiring Fund to the extent necessary to limit the total annual operating expenses of such Advisor Class shares (excluding acquired fund fees and expenses (other than those associated with any AB mutual fund in which the Acquiring Fund may invest), interest expenses, brokerage commissions, and other transaction costs, taxes and extraordinary expenses) to 0.63% of the Acquiring Fund's average daily net assets. After the initial two-year term, the expense limitation agreement may continue in effect from year-to-year unless terminated by the Adviser 60 days prior to the end of its then-current term.  As a result of this undertaking, the net fund operating expenses for Advisor Class shares of the Acquiring Fund are expected to be approximately 7 basis points higher than the total fund operating expenses for shares of the Acquired Fund  as of August 31, 2015, but materially lower than they would be without the expense limitation. The total fund operating expenses to which the fee waiver/expense limitation agreement applies do not include acquired fund fees and expenses (other than the advisory fees of any AB mutual funds in which the Acquiring Fund may invest), interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs ("excluded expenses"). The estimated difference between the net fund operating expenses of the Acquiring Fund and the Acquired Fund could be greater than 7 basis points (based on Acquired Fund expenses as of August 31, 2015) if such excluded expenses are higher than anticipated. Termination of the expense limitation agreement may, depending on the assets of the Fund at termination, result in a substantial increase in the expense ratio of the Advisor Class shares of the Acquiring Fund.
Acquiring Fund Distribution Arrangements
ABI, a wholly-owned subsidiary of the Adviser, serves as the distributor (principal underwriter) of the Acquiring Fund's shares. Under a Distribution Services Agreement between ABI and the Company (the "Distribution Services Agreement"), the Acquiring Fund may pay distribution and service fees to ABI at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to its Class A shares, and up to 1.00% of the Fund's average daily net assets attributable to its Class C shares. The Distribution Services Agreement is intended to defray expenses associated with the distribution of such share classes in accordance with a plan of distribution that is included in the Distribution Services Agreement and that has been duly adopted and approved in accordance with Rule 12b-1 adopted by the SEC under the 1940 Act. The Distribution Services Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Because these fees are paid out of the Acquiring Fund's assets on an ongoing basis, over time these fees will increase the cost of an investment in these share classes and may cost more than paying other types of sales charges.

No distribution and/or service fees are paid with respect to Advisor Class shares, which Acquired Fund shareholders will receive in the Acquisition.
Administrative and Transfer Agency Arrangements
The Adviser also acts as administrator for the Acquired Fund. Under an Administration Agreement between the Adviser and the Acquired Fund, the Acquired Fund pays the Adviser for the costs it incurs for providing administrative services to the Fund. As noted above, under the Acquiring Fund's Advisory Agreement, the Acquiring Fund reimburses the Adviser for providing certain administrative services to the Fund.

Computershare acts as Dividend Paying Agent, Transfer Agent and Registrar for the Acquired Fund. Under a Transfer Agency and Services Agreement between Computershare and the Acquired Fund, Computershare is compensated for providing transfer agency and other services to the Fund. ABIS, an indirect wholly-owned subsidiary of the Adviser, acts as transfer agent for the Acquiring Fund.  Under a Transfer Agency Agreement between ABIS and the Company, the Acquiring Fund compensates ABIS for providing personnel and facilities to perform transfer agency services for the Fund.

VOTING INFORMATION
The Directors have fixed the close of business on November 4, 2015 (the "Record Date") as the date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any postponements or adjournments thereof. Shareholders of record of the Acquired Fund at the close of business on the Record Date are entitled to vote, even if they later sold such shares. As of October 15, 2015, the Acquired Fund had 215,835,608 shares issued and outstanding. Appendix G to this Proxy Statement/Prospectus identifies holders of more than five percent (5%) of the Acquired Fund's shares, and contains information about any holdings of the shares of the Acquired Fund by the executive officers and Directors of the Acquired Fund.
Those shareholders who hold shares directly and not through a broker or nominee (that is, a shareholder of record) may vote by appearing in person at the Meeting, by returning the enclosed Proxy Card or by authorizing a proxy to vote their shares by telephone or the Internet using the instructions provided on the enclosed Proxy Card. To authorize a proxy to vote your shares by telephone or using the Internet, please use the telephone number or Internet address, as applicable, found on the Proxy Card. Owners of shares held through a broker or nominee (who is the shareholder of record for those shares) should follow directions provided to the shareholder by the broker or nominee to submit voting instructions. Instructions to be followed by a shareholder of record to submit a proxy via telephone or through the Internet, including use of the Control Number on the shareholder's Proxy Card, are designed to verify shareholder identities, to allow shareholders to give voting instructions and to confirm that shareholder instructions have been recorded properly. Shareholders who authorize proxies by telephone or through the Internet should not also return a Proxy Card.

A shareholder of record may revoke that shareholder's proxy at any time prior to exercise thereof by notifying the Secretary of the Fund in writing at 1345 Avenue of the Americas, New York, New York 10105, or by returning a proxy with a later date. You also can revoke a proxy by voting in person at the Meeting.
All properly executed proxies received prior to the Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted "FOR" the approval of the Acquisition. In addition, a proxy that is signed and returned without a clearly marked vote will be voted "FOR" the Acquisition.
Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or may represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote).  Abstentions and broker non-votes will be considered present for purposes of determining the existence of a quorum for the transaction of business but will have the effect of a vote against the Acquisition.
Approval of the Proposal requires the affirmative vote of the holders of two-thirds of the votes entitled to be cast on the matter.
A quorum for the transaction of business by shareholders of the Acquired Fund at the Meeting will consist of the presence in person or by proxy of the holders of a majority of the total outstanding shares of the Acquired Fund entitled to vote at the Meeting.  If a quorum is not represented at the Meeting or, even if a quorum is so present, if sufficient votes in favor of the Proposal are not received by the date of the Meeting, or for any other reason, the Chairman of the Meeting may authorize, or the persons named as proxy may propose and vote for, one or more adjournments of the Meeting up to 120 days after the Record Date, with no other notice than an announcement of the Meeting in order to permit further solicitation of proxies.  Shares represented by proxies indicating a vote against the Proposal will be voted against the adjournment.
The Acquired Fund has engaged Computershare Fund Services (the "Proxy Solicitor") to assist in soliciting proxies for the Meeting. The Acquired Fund will pay the Proxy Solicitor a fee of approximately $170,000 for the Proxy Solicitor's solicitation services for the Acquired Fund, plus reimbursement of out-of-pocket expenses.

LEGAL MATTERS
The validity of shares offered hereby will be passed upon for the Acquiring Fund by Seward & Kissel LLP.
FINANCIAL HIGHLIGHTS
The fiscal year-end of the Acquired Fund is December 31. The fiscal year-end of the Acquiring Fund is October 31.
The financial highlights of the Acquired Fund for the five years ended December 31, 2014 are contained in the Acquired Fund's most recent annual report to shareholders of the Acquired Fund dated December 31, 2014, and are incorporated herein by reference. The financial highlights of the Acquired Fund for the five years ended December 31, 2014 and the six-month period ended June 30, 2015 are contained in the Acquired Fund's most recent semi-annual report to shareholders of the Acquired Fund dated June 30, 2015 and are incorporated herein by reference.
Because the Acquiring Fund has not been operational for a full fiscal period, financial highlights are not available.
INFORMATION FILED WITH THE SEC
The Acquired Fund is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC. Reports, proxy statements, registration statements and other information filed by the Acquired Fund may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549.
You may also view or obtain these documents from the SEC:
By phone:	1-202-551-8090 (for information on the operations of the Public Reference Room only)

By electronic mail:	publicinfo@sec.gov (duplicating fee required)

On the Internet:	www.sec.gov

Information relating to the Acquired Fund and the Acquiring Fund can be found in the following documents, which are incorporated herein by reference:
•	The Acquisition SAI dated as of November 12, 2015 that has been filed with the SEC in connection with the Proxy Statement/Prospectus (File No. 333-207175);
•	The annual report to shareholders of the Acquired Fund dated December 31, 2014, which contains audited financial statements and the related independent registered public accounting firm's report for the Acquired Fund for its fiscal year ended December 31, 2014 (File No. 811-05207); and

•	The semi-annual report to shareholders of the Acquired Fund dated June 30, 2015, which contains unaudited financial statements for the six-month period ended June 30, 2015 (File No. 811-05207).
 Because the Acquiring Fund is a recently created fund that has not yet commenced operations, no shareholder reports for the Acquiring Fund are available.
Copies of the annual and semi-annual reports to shareholders of the Acquired Fund are available, along with the Proxy Statement/Prospectus and Acquisition SAI, upon request, without charge, by writing to the address or calling the telephone number listed below.
By mail:	c/o AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003

By phone:	(800) 221-5672

THE DIRECTORS RECOMMEND THAT YOU VOTE FOR THE PROPOSAL.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF ACQUISITION AND DISSOLUTION RELATING TO THE ACQUISITION OF THE ASSETS AND LIABILITIES OF
ALLIANCEBERNSTEIN INCOME FUND, INC.

As of

[________], 2015

This Agreement and Plan of Acquisition and Dissolution (the "Plan") is made as of this [__] day of [________], 2015, by and among AB Bond Fund Inc. (the "Company"), a Maryland corporation, on behalf of its series, AB Income Fund (the "Acquiring Fund"); AllianceBernstein Income Fund, Inc. (the "Acquired Fund"), a Maryland corporation; and, solely for purposes of Section 24, AllianceBernstein L.P., the investment adviser to the Acquiring Fund and the Acquired Fund (the "Adviser").
WHEREAS, the Acquiring Fund is a series of the Company, an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act");
WHEREAS, the Acquired Fund is a closed-end management investment company registered with the SEC under the 1940 Act, and shares of common stock, par value $0.01 per share (the "Common Stock") of the Acquired Fund are currently purchased and sold on the New York Stock Exchange (the "NYSE");
WHEREAS, the parties desire that the Acquired Fund transfer all of its assets to the Acquiring Fund in exchange for Advisor Class shares of the Acquiring Fund of equal net asset value ("Acquisition Shares") and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund and the distribution of the Acquisition Shares to shareholders of the Acquired Fund (the "Acquisition"); and that the Acquired Fund thereafter liquidate and dissolve; and
WHEREAS, the parties intend that the Acquisition qualify as a "reorganization" within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provisions, and that with respect to the Acquisition, the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

Now, therefore, the Company, on behalf of the Acquiring Fund, and the Acquired Fund agree as follows:
1.	Definitions
In addition to the terms elsewhere defined herein, each of the following terms shall have the meaning indicated for that term as follows:
1933 Act	Securities Act of 1933, as amended.
Assets
All assets of any kind and all interests, rights, privileges and powers of or attributable to the Acquired Fund or its shares, as appropriate, whether or not determinable at the appropriate Effective Time and wherever located, including, without limitation, all cash, cash equivalents, securities, commodities, futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued or conditional or unmatured), contract rights, rights to register shares under applicable securities laws, and receivables (including dividend and interest receivables) owned by the Acquired Fund or attributable to its shares and any deferred or prepaid expense shown as an asset on the Acquired Fund's books.

Closing Date	Shall be on such other date following the date that shareholders of the Acquired Fund approve the Plan as the parties may agree.
Effective Time	5:00 p.m. Eastern time on the Closing Date, or such other time as the parties may agree to in writing.
Financial Statements
The audited financial statements of the Acquired Fund for its most recently completed fiscal year and, if applicable, the unaudited financial statements of the Acquired Fund for its most recently completed semi-annual period.

Fund	The Acquiring Fund and/or the Acquired Fund, as the case may be.
Liabilities
All liabilities, expenses and obligations of any kind whatsoever of the Acquired Fund, whether known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured, except that expenses of the Acquisition contemplated hereby to be paid by the Acquired Fund pursuant to Section 24 of the Plan and which shall not be assumed or paid by the Acquiring Fund shall not fall within the definition of Liabilities for purposes of this Plan.

N-14 Registration Statement
The Registration Statement of the Company (with respect to the Acquiring Fund) on Form N-14 under the 1940 Act that will register the Acquisition Shares to be issued in the Acquisition and will include the proxy materials necessary for the shareholders of the Acquired Fund to approve the Acquisition.

Valuation Time
The close of regular session trading on the NYSE on the day before the Closing Date or such other time as may be mutually agreed upon, when for purposes of the Plan, the Acquiring Fund determines its net asset value per Acquisition Share and the Acquired Fund determines the net value of the Assets.

NAV
A Fund's net asset value per share, which is calculated by valuing and totaling its assets and then subtracting its liabilities and then dividing the balance by the number of shares that are outstanding.

2.	Regulatory Filings
The Company, on behalf of the Acquiring Fund, shall promptly prepare and file the N‑14 Registration Statement with the SEC, and the Company and the Acquired Fund also shall make any other required or appropriate filings with respect to the actions contemplated hereby.
3.	Shareholder Action
As soon as practicable after the effective date of the N‑14 Registration Statement, the Acquired Fund shall hold a meeting of the shareholders of the Acquired Fund to consider and vote upon the Plan and such other matters as the Board of Directors may determine.  Such approval by the shareholders of the Acquired Fund shall, to the extent necessary to permit the consummation of the transactions contemplated herein without violating any investment objective, policy or restriction of the Acquired Fund, be deemed to constitute approval by the shareholders of a temporary amendment of any investment objective, policy or restriction that would otherwise be inconsistent with or violated upon the consummation of such transactions solely for the purpose of consummating such transactions.
4.	Transfer of the Acquired Fund's Assets
The Acquiring Fund and the Acquired Fund shall take the following steps with respect to the Acquisition, as applicable:
(a)	On or prior to the Closing Date, the Acquired Fund shall pay or provide for the payment of all of the Liabilities, expenses, costs and charges of or attributable to the Acquired Fund that are known to the Acquired Fund and that are due and payable prior to or as of the Closing Date.
(b)	On or prior to the Valuation Date, except to the extent prohibited by Rule 19b-1 under the 1940 Act, the Acquired Fund will declare to Acquired Fund shareholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing (a) all the excess of (i) Acquired Fund's investment income excludable from gross income under Section 103(a) of the Code over (ii) Acquired Fund's deductions disallowed under Sections 265 and 171(a)(2) of the Code, (b) all of Acquired Fund's investment company taxable income (as defined in Code Section 852), (computed in each case without regard to any deduction for dividends paid), and (c) all of Acquired Fund's net realized capital gain (as defined in Code Section 1222), if any (after reduction for any capital loss carryover), in each case for both the taxable year ending on December 31, 2015, and for the short taxable year beginning on January 1, 2016, and ending on the Closing Date. Such dividends will be declared and paid to ensure continued qualification of the Acquired Fund as a "regulated investment company" for tax purposes and to eliminate fund-level tax.

(c)	At the Effective Time, pursuant to Articles of Transfer accepted for record by the State Department of Assessments and Taxation of Maryland (the "SDAT"), the Acquired Fund shall assign, transfer, deliver and convey the Assets to the Acquiring Fund, subject to the Liabilities. The Acquiring Fund shall then accept the Assets and assume the Liabilities such that at and after the Effective Time (i) the Assets at and after the Effective Time shall become and be assets of the Acquiring Fund, and (ii) the Liabilities at the Effective Time shall attach to the Acquiring Fund, and shall be enforceable against the Acquiring Fund to the same extent as if initially incurred by the Acquiring Fund.
(d)	Within a reasonable time prior to the Closing Date, the Acquired Fund shall provide, if requested, a list of the Assets to the Acquiring Fund. The Acquired Fund may sell any asset on such list prior to the Effective Time. After the Acquired Fund provides such list, the Acquired Fund will not acquire any additional securities or permit to exist any encumbrances, rights, restrictions or claims not reflected on such list, without the approval of the Acquiring Fund. Within a reasonable time after receipt of the list and prior to the Closing Date, the Acquiring Fund will advise the Acquired Fund in writing of any investments shown on the list that the Acquiring Fund has determined to be inconsistent with its investment objective, policies and restrictions. The Acquired Fund will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund's investment objectives, policies and restrictions. In addition, if the Acquiring Fund determines that, as a result of the Acquisition, the Acquiring Fund would own an aggregate amount of an investment that would exceed a percentage limitation applicable to the Acquiring Fund, the Acquiring Fund will advise the Acquired Fund in writing of any such limitation and the Acquired Fund shall dispose of a sufficient amount of such investment as may be necessary to avoid the limitation as of the Effective Time, to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund's investment objectives, policies and restrictions.
(e)	The Acquired Fund shall assign, transfer, deliver and convey the Assets to the Acquiring Fund at the Effective Time on the following basis:
(1)	The value of the Assets less the Liabilities of the Acquired Fund shall be the value of such Assets determined as of the Valuation Time using the valuation procedures of the Company, or such other valuation procedures as shall be mutually agreed upon by the parties, and, in exchange for the transfer of the Assets by the Acquired Fund to the Acquiring Fund, the Acquiring Fund shall assume the Liabilities and simultaneously issue and deliver to the Acquired Fund the number of Acquisition Shares (including fractional Acquisition Shares) equal in aggregate net asset value to the aggregate net asset value of shares of the Acquired Fund then outstanding, rounded to the fourth decimal place or such other decimal place as the parties may agree to in writing;
(2)	The NAV of each Acquisition Share to be delivered to the Acquired Fund shall be the NAV determined as of the Valuation Time in accordance with the valuation procedures of the Company, with the NAV of each Acquisition Share to be delivered to the Acquired Fund being equal to the last determined NAV of the Acquired Fund;
(3)	The number of Acquisition Shares (including fractional shares, if any) to be delivered to the Acquired Fund shall be determined by dividing the aggregate net assets of the Acquired Fund by the NAV per share of the Acquiring Fund (determined in accordance with Section 4(e)(2) of this Plan); and
(4)	The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank & Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Time. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by The Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of the Custodian or shall be wired to an account pursuant to instructions provided by the Acquiring Fund.
(f)	Promptly after the Closing Date, the Acquired Fund will deliver to the Acquiring Fund a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date.

5.	Liquidation and Dissolution of the Acquired Fund, Registration of Acquisition Shares and Access to Records
The Acquired Fund and the Acquiring Fund also shall take the following steps, as applicable:
(a)
At or as soon as reasonably practical after the Effective Time, the Acquired Fund shall completely liquidate and dissolve by transferring to its shareholders of record the Acquisition Shares it receives pursuant this Plan.  The Acquiring Fund shall establish accounts on its share records and note on such accounts the names of the former Acquired Fund shareholders and the amount of Acquisition Shares that former Acquired Fund shareholders are due based on their respective holdings of shares of the Acquired Fund as of the close of business on the Closing Date.  The Acquiring Fund shall not issue certificates representing Acquisition Shares in connection with such exchange.  All issued and outstanding shares in connection with such exchange will be simultaneously cancelled on the books of the Acquired Fund.  Ownership of Acquisition Shares will be shown on the books of the Acquiring Fund's transfer agent.

Following distribution by the Acquired Fund to its shareholders of all Acquisition Shares delivered to the Acquired Fund, the Acquired Fund shall wind up its affairs and shall take all steps as are necessary and proper to dissolve and terminate its existence as soon as is reasonably possible after the Effective Time.

(b)	At and after the Closing Date, the Acquired Fund shall provide the Acquiring Fund and its transfer agent with immediate access to: (i) all records containing the names, addresses and taxpayer identification numbers of all of the Acquired Fund's shareholders and the number and percentage ownership of the outstanding shares of the Acquired Fund owned by shareholders as of the Effective Time, and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Fund shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Acquired Fund shall preserve and maintain, or shall direct its service providers to preserve and maintain, records with respect to the Acquired Fund as required by Section 31 of, and Rules 31a-1 and 31a-2 under, the 1940 Act.
6.	Certain Representations and Warranties of the Acquired Fund
The Acquired Fund represents and warrants to the Acquiring Fund as follows:
(a)	The Acquired Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Acquired Fund is registered with the SEC as a closed-end management investment company under the 1940 Act and its shares are duly registered with the SEC under the 1934 Act, and the registration of the Acquired Fund shares will be in full force and effect as of the Effective Time.
(b)	The Acquired Fund has the power and all necessary federal, state and local qualifications and authorizations to own all of the Assets, to carry on its business, to enter into this Plan and to consummate the transactions contemplated herein.

(c)	The Board of Directors of the Acquired Fund has duly authorized the execution and delivery of this Plan and the transactions contemplated herein with respect to the Acquired Fund. Duly authorized officers of the Acquired Fund have executed and delivered the Plan. The Plan represents a valid and binding contract of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan by the Acquired Fund does not, and, subject to the approval of shareholders referred to in Section 3 hereof, the consummation of the transactions contemplated by this Plan will not, violate federal securities laws or Maryland law, or the Acquired Fund's Charter or Bylaws or any material agreement to which the Acquired Fund is subject. Except for the approval of its shareholders and the Board of Directors of the Acquired Fund, the Acquired Fund does not need to take any other action to authorize its officers to effectuate this Plan and the transactions contemplated herein on behalf of the Acquired Fund.
(d)	The Acquired Fund has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, and has been eligible for taxation under Section 852(b) of the Code, in respect of each taxable year since the commencement of its operations and intends to continue to qualify as a regulated investment company for its taxable year that includes the Closing Date.
(e)	The information pertaining to the Acquired Fund included within the N‑14 Registration Statement when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to shareholders, at the time of the shareholder meeting of the Acquired Fund for approval of the Acquisition and at the Effective Time, insofar as it relates to the Acquired Fund, shall (i) comply in all material respects with the applicable provisions of the 1933 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.
(f)	The Acquired Fund has duly authorized and validly issued all of its issued and outstanding shares, and all such shares are fully paid and nonassessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. There are no outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, and there are no securities convertible into shares of the Acquired Fund.
(g)	The Acquired Fund shall operate its business in the ordinary course between the date hereof and the Effective Time. Such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions referred to in Section 4(b) hereof.
(h)	At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power and authority to assign, transfer, deliver and convey the Assets.
(i)	The Financial Statements of the Acquired Fund, a copy of which has been previously delivered to the Acquiring Fund, fairly present the financial position of the Acquired Fund as of the Acquired Fund's most recent fiscal year-end and the results of the Acquired Fund's operations and changes in the Acquired Fund's net assets for the periods indicated.
(j)	To the knowledge of the Acquired Fund, the Acquired Fund has no liabilities, whether or not determined or determinable, other than the liabilities disclosed or provided for in its Financial Statements or liabilities incurred in the ordinary course of business subsequent to the date of the most recent Financial Statement referencing liabilities and reflected in its NAV.
(k)	To the knowledge of the Acquired Fund, except as has been disclosed in writing to the Acquiring Fund, no claims, actions, suits, investigations or proceedings of any type are pending or threatened against the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. Subject to the foregoing, there are no facts that the Acquired Fund has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the Acquired Fund. The Acquired Fund is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, or the Assets or its ability to consummate the transactions contemplated by the Plan.
(l)	Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, and this Plan, the Acquired Fund is not a party to or subject to any material contract or other commitments, which if terminated, may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payment for periods subsequent to the Closing Date will be due from the Acquired Fund.
(m)	The Acquired Fund has filed or will file its federal income tax returns, copies of which have been previously made available or will be made available to the Acquiring Fund, for all taxable years ending on or before the Closing Date, and has paid or will pay all taxes shown as due on such returns. All of the Acquired Fund's tax liabilities will have been adequately provided for on its books. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. To the best of the Acquired Fund's knowledge, it will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. The Acquired Fund will timely file its federal income tax return for each subsequent taxable year including its current taxable year.

(n)	Since the date of the Financial Statements of the Acquired Fund, there has been no material adverse change in its financial condition, results of operations, business, or Assets. For this purpose, negative investment performance shall not be considered a material adverse change.
(o)	The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund.
(p)	The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 4(e)(1) will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund shareholders as provided in paragraph 4(e)(1).
(q)	The Acquired Fund, or its agent(s), (i) holds or has obtained a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be) or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such shareholder, and/or (ii) has otherwise timely instituted any required backup withholding procedures with respect to such shareholder as provided by Section 3406 of the Code and the regulations thereunder.

7.	Certain Representations and Warranties of the Acquiring Fund
The Company, on behalf of itself or the Acquiring Fund, as applicable, represents and warrants to the Acquired Fund as follows:
(a)	The Acquiring Fund is a duly established series of the Company, which is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Company is registered with the SEC as an open-end management investment company under the 1940 Act and the registration of the Acquiring Fund shares under the 1933 Act will be in full force and effect as of the Effective Time.
(b)	The Acquiring Fund has the power and all necessary federal, state and local qualifications and authorizations to own all of its assets, to carry on its business, to enter into this Plan and to consummate the transactions contemplated herein.
(c)	The Board of Directors of the Company has duly authorized execution and delivery of this Plan and the transactions contemplated herein on behalf of the Company, on behalf of the Acquiring Fund. Duly authorized officers of the Acquiring Fund have executed and delivered the Plan. The Plan represents a valid and binding contract of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan by the Company does not, and the consummation of the transactions contemplated by this Plan will not, violate the federal securities laws or Maryland law or the Company's Charter or Bylaws or any material agreement to which the Acquiring Fund is subject. Except for the approval of the Board of Directors of the Company, the Company does not need to take any other action to authorize its officers to effectuate the Plan and the transactions contemplated herein on behalf of the Acquiring Fund.
(d)	The Acquiring Fund is a recently formed separate series of the Company that, immediately after the Acquisition, will be treated as a separate corporation from each other series of the Company under Section 851(g) of the Code. Prior to the Closing Date, the Acquiring Fund will have no assets (except cash in payment for the Initial Share), liabilities or operations of any kind. The Acquiring Fund intends to qualify as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code and to be eligible for taxation under Section 852(b) of the Code for the taxable year that will include the Closing Date and each subsequent taxable year.
(e)	The N‑14 Registration Statement, when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to shareholders of the Acquired Fund, at the time of the shareholder meeting of the Acquired Fund for approval of this Plan providing for the Acquisition and at the Effective Time, insofar as it relates to the Acquiring Fund, shall (i) comply in all material respects with the applicable provisions of the 1933 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.
(f)	The Company has duly authorized and validly issued all issued and outstanding shares of the Acquiring Fund, and all such shares are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. The Acquiring Fund has duly authorized the Acquisition Shares referred to in Section 4(e) hereof to be issued and delivered to the Acquired Fund as of the Effective Time. When issued and delivered, such Acquisition Shares shall be validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect of any such share. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquisition Shares, nor are there any securities convertible into Acquisition Shares.
(g)	To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the Acquired Fund, no claims, actions, suits, investigations or proceedings of any type are pending or threatened against the Acquiring Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. Subject to the foregoing, there are no facts that the Acquiring Fund currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the Acquiring Fund. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect its financial condition, results of operations, its assets or its ability to consummate the transactions contemplated by this Plan.
(h)	Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever.
(i)	The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

8.	Conditions to the Obligations of the Acquiring Fund and the Acquired Fund
The obligations of the Acquiring Fund and the Acquired Fund with respect to the Acquisition shall be subject to the following conditions precedent:
(a)	The shareholders of the Acquired Fund shall have approved the Acquisition in the manner required by the Charter of the Acquired Fund, its Bylaws and applicable law. If shareholders of the Acquired Fund fail to approve this Plan providing for the Acquisition as required, that failure shall release the Funds of their obligations under this Plan.
(b)	The Acquiring Fund and the Acquired Fund shall have delivered to the other party a certificate dated as of the Closing Date and executed in its name by its Secretary or an Assistant Secretary, in a form reasonably satisfactory to the receiving party, stating that the representations and warranties of the Acquiring Fund or the Acquired Fund, as applicable, in this Plan that apply to the Acquisition are true and correct in all material respects at and as of the Valuation Time.
(c)	The Acquiring Fund and the Acquired Fund shall have performed and complied in all material respects with each of its representations and warranties required by this Plan to be performed or complied with by it prior to or at the Valuation Time and the Effective Time.
(d)	There shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquired Fund since the date of its most recent financial statement. Negative investment performance shall not be considered a material adverse change.
(e)	The Acquiring Fund and the Acquired Fund shall have received an opinion of Seward & Kissel LLP reasonably satisfactory to each of them, substantially to the effect that for federal income tax purposes:
(1)	the Acquisition will constitute a "reorganization" within the meaning of Section 368(a) of the Code and that each of the Acquiring Fund and the Acquired Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code;
(2)	no gain or loss will be recognized by the Acquired Fund on the transfer of all of the Acquired Fund's Assets to the Acquiring Fund solely in exchange for the Acquisition Shares and the assumption by the Acquiring Fund of the Liabilities, or upon the distribution of the Acquisition Shares to shareholders of the Acquired Fund;
(3)	the tax basis in the hands of the Acquiring Fund of each Asset of the Acquired Fund will be the same as the tax basis of such Asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;
(4)	the holding period of each Asset of the Acquired Fund in the hands of the Acquiring Fund, other than Assets with respect to which gain or loss is required to be recognized, will include in each instance the period during which such Asset was held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an Asset);
(5)	no gain or loss will be recognized by the Acquiring Fund upon its receipt of the Assets of the Acquired Fund solely in exchange for Acquisition Shares and the assumption of the Liabilities;
(6)	no gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of their Acquired Fund shares for Acquisition Shares as part of the Acquisition;
(7)	the aggregate tax basis of the Acquisition Shares that each shareholder of the Acquired Fund receives in the Acquisition will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor; and
(8)	each Acquired Fund shareholder's holding period for the Acquisition Shares received in the Acquisition will include the period for which such shareholder held the Acquired Fund shares exchanged therefor, provided that the shareholder held such Acquired Fund shares as capital assets on the date of the exchange.
The opinion will be based on certain factual certifications made by officers of the Company, on behalf of the Acquired Fund, or the Acquired Fund, as applicable, and will also be based on customary assumptions and subject to certain qualifications.  The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.
Notwithstanding this subparagraph (e), Seward & Kissel LLP will express no view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.  The Company, on behalf of the Acquiring Fund and the Acquired Fund shall agree to make and provide to Seward & Kissel LLP additional factual representations with respect to the Funds that are reasonably necessary to enable Seward & Kissel LLP to deliver the tax opinion.  Notwithstanding anything in this Plan to the contrary, neither Fund may waive in any material respect the conditions set forth under this subparagraph (e).

(f)	The N‑14 Registration Statement shall have become effective under the 1933 Act as to the Acquisition Shares, and the SEC shall not have instituted and, to the knowledge of the Acquiring Fund, is not contemplating instituting any stop order suspending the effectiveness of the N-14 Registration Statement.
(g)	No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, the Acquisition.
(h)	The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Acquisition under Section 25(c) of the 1940 Act.
(i)	Neither party shall have terminated this Plan with respect to the Acquisition pursuant to Section 13 of this Plan.
(j)	Before the Closing Date, the Company's Board of Directors shall have authorized the issuance of, and the Company shall have issued, one share of the Acquiring Fund (the "Initial Share") to the Adviser or an affiliate thereof, in consideration of the payment of the amount determined in accordance with Section 4(e)(2) of this Plan, to vote on the investment advisory agreement for the Acquiring Fund and to take whatever action it may be required to take as the Acquiring Fund's sole shareholder.
9.	Conditions to the Obligations of the Acquired Fund
The obligations of the Acquired Fund with respect to the Acquisition shall be subject to the following conditions precedent:
(a)	The Acquired Fund shall have received an opinion of Seward & Kissel LLP, counsel to the Company and the Acquiring Fund, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, substantially to the effect that:
(1)	The Acquiring Fund is a series of a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is a series of an open-end management investment company registered under the 1940 Act;
(2)	This Plan has been duly authorized, executed and delivered by the Company, on behalf of the Acquiring Fund, and, assuming the N-14 Registration Statement referred to in Section 2 of this Plan does not contain any material misstatements or omissions, and assuming due authorization, execution and delivery of this Plan by the Acquired Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of the Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under the Plan is not material;
(3)	The Acquisition Shares to be delivered as provided for by this Plan are duly authorized and upon delivery will be validly issued, fully paid and non‑assessable by the Acquiring Fund;
(4)	The execution and delivery of this Plan did not, and the consummation of the Acquisition will not, violate the Charter of the Company, its Bylaws or any agreement of the Company, with respect to the Acquiring Fund, known to such counsel, after reasonable inquiry, and no approval of the Plan by the shareholders of the Acquiring Fund is required under the Charter, Bylaws or applicable law; and
(5)	To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency, other than the acceptance of record of Articles of Transfer by the SDAT, is required for the Company to enter into this Plan on behalf of the Acquiring Fund or carry out its terms, except those that have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those Acts, if any, or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Company or the Acquiring Fund, as applicable.
In rendering such opinion, Seward & Kissel LLP may (i) rely on the opinion of Venable LLP as to matters of Maryland law to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or directors of the Company as to factual matters.
(b)	The Acquired Fund shall have received a letter from the Adviser with respect to insurance matters in form and substance satisfactory to the Acquired Fund.

10.	Conditions to the Obligations of the Company or the Acquiring Fund
The obligations of the Company or the Acquiring Fund, as applicable, with respect to the Acquisition shall be subject to the following conditions precedent:
(a)	The Company, on behalf of the Acquiring Fund, shall have received an opinion of Seward & Kissel LLP, counsel to the Acquired Fund, in form and substance reasonably satisfactory to the Company and dated as of the Closing Date, substantially to the effect that:
(1)	The Acquired Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is a closed-end management investment company registered under the 1940 Act and duly registered under the 1934 Act;
(2)	This Plan has been duly authorized, executed and delivered by the Acquired Fund and, assuming the N-14 Registration Statement referred to in Section 2 of this Plan does not contain any material misstatements or omissions, and assuming due authorization, execution and delivery of this Plan by the Company, on behalf of the Acquiring Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of the Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under the Plan is not material;
(3)	The execution and delivery of this Plan did not, and the consummation of the Acquisition will not, violate the Charter of the Acquired Fund, its Bylaws or any agreement of the Acquired Fund known to such counsel, after reasonable inquiry, and no approval of the Plan by the shareholders of the Acquiring Fund is required under the Company's Charter, Bylaws or applicable law; and
(4)	To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency, other than the acceptance of record of Articles of Transfer by the SDAT, is required for the Acquired Fund to enter into the Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those Acts, if any, or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquired Fund.
In rendering such opinion, Seward & Kissel LLP may (i) rely on the opinion of Venable LLP as to matters of Maryland law, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or directors of the Acquired Fund as to factual matters.
(b)	The Company, on behalf of the Acquiring Fund, shall have received a letter from the Adviser agreeing to indemnify the Acquiring Fund in respect of certain liabilities of the Acquired Fund in form and substance satisfactory to the Company.
11.	Closing
(a)	The Closing shall be held at the offices of the Funds, 1345 Avenue of the Americas, New York, New York 10105, or at such other time or place as the parties may agree.
(b)	In the event that at the Valuation Time (a) the NYSE shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Time, this Plan may be terminated by either the Acquired Fund or the Acquiring Fund upon the giving of written notice to the other party.
(c)	The Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that Acquisition Shares issuable pursuant to the Acquisition have been credited to the Acquired Fund's account on the books of the Acquiring Fund. After the Closing Date, the Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited to open accounts in the names of the Acquired Fund shareholders.
(d)	At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by the Plan.

12.	Survival of Representations and Warranties
(a)	Except for Sections 6, 7, 14, 18, 19, 21, 22, 23 and 24, no representations, warranties or covenants in or pursuant to this Plan (including certificates of officers) shall survive the completion of the transactions contemplated herein.
(b)	Each party agrees to treat confidentially and as proprietary information of the other party all records and other information, including any information relating to portfolio holdings, of its Fund and not to use such records and information for any purpose other than the performance of its duties under the Plan; provided, however, that after prior notification of and written approval by party (which approval shall not be withheld if the other party would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), the other party may disclose such records and/or information as so approved.
13.	Termination of Plan
A majority of the Directors of either the Company or the Acquired Fund may terminate this Plan with respect to the Acquiring Fund or the Acquired Fund, respectively, at any time before the applicable Effective Time if: (i) the conditions precedent set forth in Sections 8, 9 or 10 as appropriate, are not satisfied; or (ii) either the Board of Directors of the Company or the Acquired Fund determines that the consummation of the Acquisition is not in the best interests of the Fund or its shareholders and gives notice of such termination to the other party.
14.	Governing Law
This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of New York, except to the extent preempted by federal law, without regard to conflicts of law principles.
15.	Brokerage Fees
Each party represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for in the Plan.
16.	Amendments
The Company, on behalf of the Acquiring Fund, and the Acquired Fund may, by agreement in writing authorized by its respective Board of Directors, amend this Plan at any time before or after the shareholders of the Acquired Fund approve this Plan providing for the Acquisition.  However, after shareholders of the Acquired Fund approve the Acquisition, the parties may not amend this Plan in a manner that materially alters the obligations of the other party.  This Section 16 shall not preclude the parties from changing the Closing Date or the Effective Time by mutual agreement.
17.	Waivers
At any time prior to the Closing Date, either party may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein.  Any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.
18.	Indemnification of Directors
The Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Fund's current and former Directors and officers, acting in their capacities as such, under the Acquired Fund's Charter and Bylaws as in effect as of the date of this Plan shall survive the Acquisition as obligations of the Company or the Acquiring Fund, as applicable, and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Fund, its successors or assigns.
19.	Cooperation and Further Assurances
Each party will cooperate with the other in fulfilling its obligations under this Plan and will provide such information and documentation as is reasonably requested by the other in carrying out the Plan's terms.  Each party will provide such further assurances concerning the performance of its obligations hereunder and execute all documents for or in connection with the consummation of the Acquisition as, with respect to such assurances or documents, the other shall deem necessary or appropriate.
20.	Updating of N-14 Registration Statement
If at any time prior to the Effective Time, a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made in the N-14 Registration Statement not misleading, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to shareholders appropriate disclosure with respect to such item.
21.	Limitation on Liabilities
The obligations of the Acquired Fund, the Company and the Acquiring Fund shall not bind any of the directors, shareholders, nominees, officers, employees or agents of the Acquired Fund or the Company personally, but shall bind only the Acquired Fund, the Company or the Acquiring Fund, as appropriate.  The execution and delivery of this Plan by an officer of either party shall not be deemed to have been made by the officer individually or to impose any liability on the officer personally, but shall bind only the Acquired Fund or the Company, as appropriate. No other series of the Company shall be liable for the obligations of the Acquiring Fund.
22.	Termination of the Acquired Fund
If the parties complete the Acquisition, the Acquired Fund shall terminate its registration under the 1940 Act, the 1933 Act, and the 1934 Act and liquidate and dissolve.

23.	Notices
Any notice, report, statement, certificate or demand required or permitted by any provision of the Plan shall be in writing and shall be given in person or by telecopy, certified mail or overnight express courier to:
For the Acquired Fund:

AllianceBernstein Income Fund, Inc. 1345 Avenue of the Americas New York, New York 10105 Attention: Secretary

For the Acquiring Fund:

AB Bond Fund, Inc. — AB Income Fund 1345 Avenue of the Americas New York, New York 10105 Attention: Secretary

24.	Expenses
All expenses relating to the Acquisition up to and including $540,000 shall be paid by the Acquired Fund, and all expenses relating to the Acquisition in excess of $540,000 (other than fees and expenses of counsel to the Directors who are not "interested persons" of the Acquired Fund or the Acquiring Fund) shall be paid by AllianceBernstein L.P. Notwithstanding the foregoing, expenses relating to the Acquisition will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a Fund's failure to qualify for tax treatment as a "regulated investment company" within the meaning of Section 851 of the Code or would prevent the Acquisition from qualifying as a "reorganization" within the meaning of Section 368(a) of the Code.
25.	General
This Plan supersedes all prior agreements between the parties with respect to the subject matter hereof and may be amended only by a writing signed by both parties.  The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan.  Whenever the context so requires, the use in the Plan of the singular will be deemed to include the plural and vice versa.  Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan.  Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.

In Witness Whereof, the parties hereto have executed this Plan as of the day and year first above written.

AllianceBernstein Income Fund, Inc.

Attest:
By:

Name:		Name:

Title:		Title:

AB Bond Fund, Inc., on behalf of its series, AB Income Fund

Attest:
By:

Name:		Name:

Title:		Title:

Accepted and agreed with respect to Section 24 only:

AllianceBernstein L.P.

By:

Name:

Title:

APPENDIX B

 FUND PERFORMANCE
Set forth below is the performance information for the Acquired Fund. The Acquiring Fund is a newly created fund that does not have performance information for at least one calendar year.  As a result, no performance information for the Acquiring Fund is included in this Proxy Statement/Prospectus.

The performance information provided below indicates some of the risks of investing in the Acquired Fund by showing changes in the Acquired Fund's performance from year to year and by comparing the performance of the Acquired Fund with the performance of a broad-based securities market index.  The table below illustrates the Acquired Fund's total return compared with a broad-based securities market index. Updated performance information is available on the Acquired Fund's website at www.ABglobal.com. Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results. The Acquired Fund and the Acquiring Fund may not perform at the same level in the future.

Through September 30, 2015, the year-to-date unannualized return for the Acquired Fund's shares was 1.92%.

Best Quarter was up 8.21%, 3rd quarter, 2009; and Worst Quarter was down -4.31%, 2nd quarter, 2013.

Average Annual Total Returns
(for periods ended December 31, 2014)

	One Year	Five Years	Ten Years	Since Inception (8/28/87)
Return Before Taxes	11.28%	5.61%	7.06%	8.46%
Return After Taxes on Distributions*	8.41%	2.86%	4.2%	4.74%
Return After Taxes on Distributions and Sale of Fund Shares*	6.34%	3.33%	4.4%	4.95%
Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97%	4.45%	4.71%	6.88%

* After-tax returns are estimated and based on calculations using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. After-tax returns are not relevant to investors who hold Acquired Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

B-1

APPENDIX C

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES
The Acquired Fund and the Acquiring Fund have identical investment objectives.  For purposes of this comparison, each of the Acquired Fund and the Acquiring Fund may be referred to as a "Fund." The following chart compares the investment objective, status and investment policies of each Fund. The second chart contained in this Appendix compares the fundamental and non-fundamental investment policies of each Fund. Fundamental investment policies are policies that may not be changed without a shareholder vote.
	AllianceBernstein Income Fund, Inc.	AB Income Fund
	(Acquired Fund)	(Acquiring Fund)

Investment Objective	The Fund's investment objective is high current income consistent with preservation of capital. This is a fundamental policy.	Same. This is not a fundamental policy.

Status	The Fund is diversified.	Same.

Investment Policies
80% Policy — Income-Producing Securities	The Acquired Fund normally invests at least 80% of its net assets in income-producing securities.	Same.
Government Securities
The Acquired Fund normally invests at least 65% of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements relating to U.S. Government securities.

The Acquiring Fund normally invests at least 65% of its total assets in securities of U.S. and foreign governments, their agencies or instrumentalities and repurchase agreements relating to U.S. Government securities.

The Acquired Fund may also invest in other debt securities, including those of foreign governmental issuers. The Acquired Fund may invest up to 35% of its total assets in obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities of issuers considered stable by the Adviser.

65% Policy — Government Securities	The Acquired Fund normally invests at least 65% of its total assets in U.S. Government securities, and repurchase agreements relating to U.S. Government securities. This is a fundamental policy.
The Acquiring Fund normally invests at least 65% of its total assets in securities of U.S. and foreign governments, their agencies or instrumentalities and repurchase agreements relating to U.S. Government securities.

This is not a fundamental policy.

Other Securities
The Acquired Fund may invest up to 35% of its total assets in other fixed-income securities, corporate debt securities,   certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks and commercial paper.

The Acquiring Fund may invest up to 35% of its total assets in non-government fixed-income securities, including corporate debt securities, non-government mortgage-backed and other asset-backed securities, certificates of deposit and commercial paper.

Other Investment Techniques	The Fund utilizes certain other investment techniques, including options, futures, forwards and swaps, intended to enhance income and reduce market risk.	Same.

Below Investment-Grade Securities
The Acquired Fund may invest up to 35% of its net assets in securities rated below Baa by Moody's Investors Service, Inc. or below BBB by S&P Ratings Services or, if not rated, of comparable investment quality as determined by the Adviser.
The Acquiring Fund may invest up to 35% of its net assets in securities rated below investment-grade (commonly known as "junk bonds").

Foreign Government Securities	The Acquired Fund will not invest 25% or more of its total assets in the foreign government securities of any one country.	The Acquiring Fund will not invest more than 25% of its total assets in securities of issuers in any one country outside the U.S.

U.S. Dollar Denominated Securities	No comparable policy.	The Acquiring Fund invests at least 65% of its total assets in U.S. dollar denominated securities.

C-1

Fundamental Policies

Concentration
The Acquired Fund may not concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry), provided that this limitation shall not apply with respect to investments in U.S. Government securities.

The Acquiring Fund may not concentrate investments in an industry, as concentration may be defined under the 1940 Act, or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities (collectively, "Regulatory Guidance").

Make Loans
The Acquired Fund may not make loans except through the purchase of debt obligations in accordance with its investment objective and policies, the lending of portfolio securities, or the use of repurchase agreements[1].
Same, except that the Acquiring Fund may make loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder or SEC guidance.

Issue Senior Securities; Borrow Money
The Fund may not borrow money, except the Fund may borrow from a bank or other entity in a privately arranged transaction and issue commercial paper, bonds, debentures or notes, in series or otherwise, with such interest rates, conversion rights and other terms and provisions as are determined by the Directors, if after such borrowing or issuance there is asset coverage of at least 300% as defined in the 1940 Act, and the Fund may borrow for temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund.

The Fund may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder or by Regulatory Guidance. For the purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps, are not deemed to be the issuance of a senior security.

Pledge Assets	The Fund may not pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.	No comparable fundamental policy. However, the Fund does not intend to pledge, hypothecate, mortgage or otherwise encumber its assets.

Joint Participations	The Fund may not participate on a joint or joint and several basis in any securities trading account.	No comparable fundamental policy. However, the Fund does not intend to participate on a joint or joint and several basis in any securities trading account.

Control Positions	The Acquired Fund may not invest in companies for the purpose of exercising control.	No comparable fundamental policy. However, the Acquiring Fund does not intend to invest in companies for the purpose of exercising control.

Illiquid Securities	The Acquired Fund may invest up to 20% of its total assets in illiquid securities.[2]	No comparable fundamental policy. However, in accordance with current guidelines of the SEC, the Acquiring Fund may invest up to 15% of its net assets in illiquid securities.

Short Sales
The Acquired Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (i.e., short sales against the box), and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time.

No comparable fundamental policy. However, in the event that the Acquiring Fund engages in a short sale, it will, in accordance with guidance provided by the SEC or its staff in, among other things, regulations, interpretative releases and no-action letters, deposit in a segregated account certain liquid assets with a value at least equal to the Fund's exposure, on a marked-to-market or other relevant basis, to the transaction.

Real Estate
The Acquired Fund may not purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein, purchase or sell commodities or commodity contracts (except currencies, currency futures, forward contracts or contracts for the future acquisition or delivery of fixed income securities and related options and other similar contracts), invest in interests in oil, gas, or other mineral exploration or development programs, purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions, and act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the "Securities Act").

The Acquiring Fund may not purchase or sell real estate, except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments, and it may invest in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

Underwritings	No comparable fundamental policy.
The Acquiring Fund may not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

1 The Acquired Fund may lend its portfolio securities to brokers, dealers and financial institutions and receive collateral in the form of cash or U.S. Government securities, which collateral must be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities (including interest accrued on the loaned securities).
2 For purposes of this restriction, repurchase agreements not terminable within seven days will be deemed illiquid. Options purchased by the Acquired Fund in privately negotiated transactions and the securities covering options written by the Fund in privately negotiated transactions are not subject to this limitation.
C-2

APPENDIX D

 CERTAIN INFORMATION APPLICABLE TO SHARES OF THE ACQUIRING FUND
Acquired Fund shareholders will receive Advisor Class shares of the Acquiring Fund through the Acquisition, as described in this Proxy Statement/Prospectus. Each shareholder of the Acquired Fund will become the owner of the number of full and fractional Advisor Class shares of the Acquiring Fund having an NAV equal to the aggregate NAV of the shareholder's Acquired Fund shares as of the Valuation Time (as such term is defined in the Proxy Statement/Prospectus). Only Advisor Class shares will be issued to Acquired Fund shareholders in connection with the Acquisition. The Acquiring Fund will also offer Class A and Class C shares (together with Advisor Class shares, the "Share Classes"). Investors may purchase shares of the Share Classes on any business day (i.e., any day that the NYSE) is open for trading. The purchase of shares of the Share Classes is priced at the next-determined NAV after an order is received in proper form. Shareholders may "redeem" shares of any class of the Acquiring Fund (i.e., sell their shares to the Fund) on any day the NYSE is open, either directly or through a financial intermediary. The sale price will be the next-determined NAV, less any applicable contingent deferred sales charge (if any), after the Fund receives the redemption request in proper form. Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses.
Additional information regarding the Share Classes, including more detailed information about the purchase and redemption procedures for the Share Classes, is available in the Acquiring Fund's prospectus.
HOW TO BUY SHARES OF THE ACQUIRING FUND
Advisor Class Shares
As noted above, Acquired Fund shareholders will receive Advisor Class shares of the Acquiring Fund through the Acquisition. Each shareholder of the Acquired Fund will become the owner of the number of full and fractional Advisor Class shares of the Acquiring Fund having an NAV equal to the aggregate NAV of the shareholder's Acquired Fund shares as of the Valuation Time, as such term is defined in the Proxy Statement/Prospectus.
Advisor Class shares will not be subject to an initial sales charge or 12b-1 distribution fees. Advisor Class shareholders will be entitled to exchange their Advisor Class shares of the Acquiring Fund for Advisor Class shares of another fund in the AB mutual fund group without sales or service charges. During the three-month period following the Closing Date, Advisor Class shares redeemed or exchanged for the Advisor Class shares of other AB mutual funds will be subject to a redemption fee of 0.75% to help the Acquiring Fund defray the transaction costs that it might incur in response to redemption requests from former shareholders of the Acquired Fund.
Purchase Information for Share Classes
A shareholder's broker or financial advisor must receive a purchase request by the Fund Closing Time, which is the close of regular trading on any day the NYSE is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) and submit it to the Acquiring Fund by a pre-arranged time for you to receive the next-determined NAV.
Acquiring Fund shareholders who have completed the appropriate section of the Mutual Fund Application may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before the Fund Closing Time to receive that day's public offering price. A shareholder may call 800-221-5672 to arrange a transfer from the shareholder's bank account.
Payment may be made by wire transfer or check. All checks should be made payable to the Acquiring Fund. Payment must be made in U.S. Dollars. All purchase orders will be confirmed in writing.

Required Information
The Acquiring Fund is required by law to obtain, verify and record certain personal information from investors or persons on an investor's behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). The Fund may also ask to see other identifying documents. If an investor does not provide the information, the Fund will not be able to open an account for such investor. If the Fund is unable to verify an investor's identity, or that of another person(s) authorized to act on the investor's behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take any action it deems appropriate or as required by law, which may include closing the investor's account. If an investor is not a U.S. citizen or resident alien, the account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.
The Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Fund with his or her correct taxpayer identification number. To avoid this, an investor must provide the investor's correct taxpayer identification number on the Mutual Fund Application.
General
IRA custodians, plan sponsors, plan fiduciaries, plan recordkeepers, and other financial intermediaries may establish their own eligibility requirements as to the purchase, sale or exchange of Fund shares, including minimum and maximum investment requirements. The Fund is not responsible for, and has no control over, the decisions of any plan sponsor, fiduciary or other financial intermediary to impose such differing requirements. ABI may refuse any order to purchase shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.
SHARE CLASS EXPENSES
Information about the expenses applicable to the Share Classes is available in the Acquiring Fund's prospectus.
A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Advisor Class shares made through your financial advisor. Financial intermediaries, a fee-based program, or, for group retirement plans, a plan sponsor or plan fiduciary, also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those described in the Acquiring Fund's Prospectus and Statement of Additional Information, including requirements as to the minimum initial and subsequent investment amounts. The Fund is not responsible for, and has no control over, the decision of any financial intermediary, plan sponsor or fiduciary to impose such differing requirements.
OTHER PROGRAMS
Dividend Reinvestment Program
Unless you specifically have elected to receive dividends or distributions in cash, they will automatically be reinvested in the same class of additional shares of the Fund.  If you elect to receive distributions in cash, you will only receive a check if the amount of the distribution is equal to or exceeds $25.00.  Distributions of less than $25.00 will automatically be reinvested in shares of the Fund.  To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or "ACH".  In addition, the Fund may reinvest your distribution check (and future checks) in additional shares of the Fund if your check (i) is returned as undeliverable or (ii) remains uncashed for nine months.
Dividend Direction Plan
A shareholder who already maintains accounts in more than one AB mutual fund may direct the automatic investment of income dividends and/or capital gains by one fund, in any amount, without the payment of any sales charges, in shares of any eligible class of one or more other AB mutual fund(s) at which the shareholder maintains an account.

Automatic Investment Program
The Automatic Investment Program allows investors to purchase shares of the Acquiring Fund through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. Please see the Acquiring Fund's Statement of Additional Information for more details.
PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Acquiring Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.
WHAT IS A FINANCIAL INTERMEDIARY?
A financial intermediary is a firm that receives compensation for selling shares of the Fund and/or provides services to the Fund's shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisors, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

Your financial advisor's firm receives compensation from the Acquiring Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:
-        up front sales commissions;
-        Rule 12b-1 fees;
-        additional distribution support;
-        defrayal of costs for educational seminars and training; and
-        payments related to providing shareholder recordkeeping and/or transfer agency services.
Please read the Acquiring Fund's prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
In addition to the commissions paid to financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which may be paid to financial intermediaries (and, in turn, to financial advisors), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB mutual funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AB mutual funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB mutual funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.
For 2015, ABI's additional payments to these firms for distribution services and educational support related to the AB mutual funds are expected to be approximately 0.05% of the average monthly assets of the AB mutual funds, or approximately $22 million. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB mutual funds or approximately $21 million for distribution services and educational support related to the AB mutual funds.

A number of factors are considered in determining the additional payments, including each firm's AB mutual fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AB mutual funds on a "preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB mutual funds so that they can provide suitable information and advice about the funds and related investor services.
The Acquiring Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB mutual fund shares. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Fund—Annual Fund Operating Expenses" in the Summary Information at the beginning of the Acquiring Fund's prospectus.
If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Acquiring Fund, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:
Advisor Group, Inc.
Ameriprise Financial Services
AXA Advisors
Cadaret, Grant & Co.
CCO Investment Services Corp.
Commonwealth Financial Network
Donegal Securities
JP Morgan Securities
Lincoln Financial Advisors Corp.
Lincoln Financial Securities Corp.
LPL Financial
Merrill Lynch
Morgan Stanley
Northwestern Mutual Investment Services
PNC Investments
Raymond James
RBC Wealth Management
Robert W. Baird
Santander Securities
UBS Financial Services
US Bancorp Investments
Wells Fargo Advisors
Although the Acquiring Fund may use brokers and dealers that sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AB mutual funds shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES
Shareholders of the Acquired Fund, including shareholders who received Advisor Class shares of the Acquiring Fund through the Acquisition, will have exchange privileges with other AB mutual funds. Shareholders may generally exchange their shares for shares of another fund in the AB mutual fund group (subject to a 0.75% redemption fee for Advisor Class shares during the three-month period following the Closing Date of the Acquisition). Exchanges of each class of Acquiring Fund shares are made at the next-determined NAV after an order is received in proper form. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AB mutual fund whose shares are being acquired. Shareholders may request an exchange either directly or through a financial intermediary or, in the case of retirement plan participants, by following the procedures specified by the plan sponsor or plan recordkeeper. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by the Fund Closing Time on that day. The Fund may modify, restrict or terminate the exchange privilege on 60 days' written notice.
HOW TO SELL OR REDEEM SHARES OF THE ACQUIRING FUND
Shareholders of the Acquiring Fund, including shareholders who received Advisor Class shares through the Acquisition, may "redeem" their shares (i.e., sell shares to the Acquiring Fund) on any day the NYSE is open, either directly or through a financial intermediary or, in the case of retirement plan participants, by following the procedures specified by the plan sponsor or plan recordkeeper. The sale price will be the next-determined NAV after the Fund receives the redemption request in proper form. Normally, redemption proceeds are sent to shareholders within seven days. If shares were recently purchased by check or electronic funds transfer, the redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 days). Any shareholder who is in doubt about what procedures or documents are required by a fee-based program or employee benefit plan to sell shares should contact the financial advisor. As described in the Proxy Statement/Prospectus, shareholders who receive Advisor Class shares of the Acquiring Fund in the Acquisition will be able to redeem such shares at NAV (subject to a 0.75% redemption fee during the three-month period following the Closing Date).
Selling Shares Through a Financial Intermediary or Retirement Plan
A shareholder's financial intermediary or plan recordkeeper must receive a sales request by the Fund Closing Time and submit it to the Acquiring Fund by a pre-arranged time for the shareholder to receive that day's NAV. Your financial intermediary, plan sponsor or plan recordkeeper is responsible for submitting all necessary documentation to the Fund and may charge a fee for this service.
Selling Shares Directly to the Fund By Mail:
•	Send a signed letter of instruction or stock power, along with certificates, to:
AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
•	For certified or overnight deliveries, send to:
AllianceBernstein Investor Services, Inc.
8000 IH 10 W, 4th floor
San Antonio, TX 78230
•	For your protection, a bank, a member firm of a national stock exchange or another eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about these procedures, contact ABIS.

By Telephone:
•	A shareholder may redeem the shareholder's shares for which no stock certificates have been issued by telephone request. A shareholder may call ABIS at 800-221-5672 with instructions on how the shareholder wishes to receive the sale proceeds.
•	ABIS must receive and confirm a telephone redemption request by the Fund Closing Time for a shareholder to receive that day's NAV.
•	For the protection of shareholders, ABIS will request personal or other information from shareholders to verify their identity and will generally record the calls. Neither the Fund nor the Adviser, ABIS, ABI or other Fund agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on behalf of a shareholder that ABIS reasonably believes to be genuine.
•	If a shareholder has selected electronic funds transfer in the shareholder's Mutual Fund Application, the redemption proceeds will be sent directly to the shareholder's bank. Otherwise, the proceeds will be mailed to the shareholder.
•	Redemption requests by electronic funds transfer or check may not exceed $100,000 per Fund account per day.
•	Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
The Acquiring Fund's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Acquiring Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Acquiring Fund will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Acquiring Fund shares through purchases, sales and exchanges of shares. The Acquiring Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.
Risks Associated With Excessive or Short-Term Trading Generally. While the Acquiring Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Acquiring Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Acquiring Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause the Acquiring Fund to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, the Acquiring Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, the Acquiring Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.
Funds that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of securities of foreign issuers established some time before a fund calculates its own share price (referred to as "time zone arbitrage"). The Acquiring Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time the Acquiring Fund calculates its NAV. While there is no assurance, the Acquiring Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Acquiring Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target the Acquiring Fund irrespective of its investments in securities of foreign issuers. Any fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Acquiring Fund may be adversely affected by price arbitrage.
Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Acquiring Fund should be made for investment purposes only. The Acquiring Fund seeks to prevent patterns of excessive purchases and sales of Acquiring Fund shares to the extent they are detected by the procedures described below, subject to the Acquiring Fund's ability to monitor purchase, sale and exchange activity. The Acquiring Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.
•	Transaction Surveillance Procedures. The Acquiring Fund, through its agents, ABI and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Acquiring Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Acquiring Fund shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Acquiring Fund may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third-party authority to buy and sell Acquiring Fund shares, the Acquiring Fund may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.
•	Account Blocking Procedures. If the Acquiring Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Acquiring Fund will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or "blocking" future purchase or exchange activity. However, sales of Acquiring Fund shares back to the Acquiring Fund or redemptions will continue to be permitted in accordance with the terms of the Acquiring Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Acquiring Fund that the account holder did not or will not in the future engage in excessive or short-term trading.
•	Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Acquiring Fund, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans. The Acquiring Fund applies its surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Acquiring Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Acquiring Fund, upon the request of the Acquiring Fund or its agents, with individual account level information about their transactions. If the Acquiring Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Acquiring Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Acquiring Fund shares. For certain retirement plan accounts, the Acquiring Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Acquiring Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).
DIVIDENDS, DISTRIBUTIONS AND TAXES
Income dividends and capital gains distributions, if any, declared by the Acquiring Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of the Acquiring Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. A shareholder may make an election to receive dividends and distributions in cash or in shares at the time the shareholder purchases shares. A shareholder's election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at a shareholder's election, electronically via the ACH network.

If a shareholder receives an income dividend or capital gains distribution in cash the shareholder may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of the Acquiring Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless the shareholder otherwise specifies, the shareholder will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of the Acquiring Fund.
While it is the intention of the Acquiring Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Acquiring Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Acquiring Fund will pay any dividends or realize any capital gains. The final determination of the amount of the Acquiring Fund's return of capital distributions for the period will be made after the end of each calendar year.
You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from the Acquiring Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that the Acquiring Fund owned for more than one year and that are properly designated as capital gains distributions are taxable as long-term capital gains. Distributions of dividends to the Acquiring Fund's non-corporate shareholders may be treated as "qualified dividend income", which is taxed at the same preferential tax rates applicable to long-term capital gains, if, in general, such distributions are derived from, and designated by the Acquiring Fund as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Acquiring Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations".
Other distributions by the Acquiring Fund are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. The Acquiring Fund will notify you as to how much of the Acquiring Fund's distributions, if any, qualify for these reduced tax rates.
Investment income received by the Acquiring Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that the Acquiring Fund is liable for foreign income taxes withheld at the source, the Acquiring Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Acquiring Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that the Acquiring Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by the Acquiring Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.
Under certain circumstances, if the Acquiring Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Acquiring Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.
If a shareholder buy shares just before the Acquiring Fund deducts a distribution from its NAV, the shareholder will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.
The sale or exchange of Acquiring Fund shares is a taxable transaction for federal income tax purposes.
Each year shortly after December 31, the Acquiring Fund will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.
Non-U.S. Shareholders
If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Acquiring Fund's Statement of Additional Information for information on how you will be taxed as a result of holding shares in the Acquiring Fund.

APPENDIX E

 COMPARISON OF BUSINESS STRUCTURE AND ORGANIZATION
The following information provides only a summary of the key features of the organizational structure and governing documents of the Acquired Fund and the Acquiring Fund. The Acquiring Fund is a series of the Company, an open-end management investment company organized as a Maryland corporation. The Charter and Bylaw provisions that govern the Company apply to the Acquiring Fund.  The Acquired Fund is a closed-end management investment company organized as a Maryland corporation. It is governed by the Acquiring Fund's Charter and Bylaw provisions. Certain differences in the respective Charter and Bylaw provisions of the Acquiring Fund and the Acquired Fund are noted below. Each Fund's shareholders have the rights due to them under Maryland law.

Shareholder Meetings

Each Fund has procedures available to its respective shareholders for calling shareholders' meetings and for the removal of Directors. Under Maryland law, unless a charter provides otherwise (which the Company's does not), a director may be removed, either with or without cause, at a meeting duly called and at which a quorum is present by the affirmative vote of the holders of a majority of the votes entitled to be cast for the election of directors. The Acquired Fund has opted into section 3-804 of the Maryland General Corporation Law, which provides that a director may only be removed by the affirmative vote of at least two-thirds of all the votes entitled to be cast by the stockholders generally in the election of directors. Under the Bylaws of the Company, a special meeting of shareholders may be called by the secretary upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting. Under the Bylaws of the Acquired Fund, a special meeting of shareholders may also be called by the secretary upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

For the Company, and with respect to the Acquiring Fund, the presence in person or by proxy of shareholders entitled to cast one-third of all the votes entitled to be cast at any meeting of shareholders on any matter shall constitute a quorum. When a quorum is present at any meeting, the affirmative vote of a majority of the votes (or with respect to the election of Directors, a plurality of votes) cast or, with respect to any matter requiring a class vote, the affirmative vote of a majority of the votes cast of each class entitled to vote as a class on the matter, shall decide any question brought before such meeting, except as otherwise required by law. For the Acquired Fund, the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast shall constitute a quorum. When a quorum is present at any meeting, a director shall be elected by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, except as otherwise required by law. The Acquired Fund's Charter provides that the conversion of the Fund from a closed-end fund to an open-end fund, and any amendment to the Charter to effect any such conversion, requires the affirmative vote of two-thirds of the outstanding shares.

Shares of the Funds

The Acquired Fund's Charter authorizes the issuance of a set number of shares of capital stock, and permits the Acquired Fund to issue shares in fractional denominations to the same extent as its whole shares, with such fractional shares having proportionate rights. The Company's Charter authorizes a set number of shares, and the Company may issue shares of stock in fractional denominations to the same extent as its whole shares, with such fractional shares having proportionate rights. The Directors of the Company may classify any unissued shares of common stock in one or more series or classes of stock.

The Company's Charter provides that no shareholder is entitled to any preemptive rights except as the Board may establish. Shareholders of the Acquired Fund are also not entitled to preemptive rights except as the Board may establish. Each share has equal voting, dividend, distribution and liquidation rights. Shareholders are entitled to one vote per share. All voting rights for the election of Directors are non-cumulative, which means that the holders of more than 50% of the shares of common stock of the Fund can elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Directors.

The Acquired Fund holds annual meetings of shareholders. The Acquired Fund's Bylaws provide that an annual meeting of stockholders for the election of directors and the transaction of business shall be held on a date and time set by the Board. The Company is not required to, and does not, hold annual meetings of shareholders and has no current intention to hold such meetings, except as required by the 1940 Act. Under the 1940 Act, the Company is required to hold a shareholder meeting if, among other reasons, the number of Directors elected by shareholders is less than a majority of the total number of Directors, or if the Acquiring Fund seeks to change its fundamental investment policies.

Dividends and Distributions

For each Fund, dividends may be authorized by the Board and declared by the Fund at any time, and the amount and number of capital gains distributions paid to shareholders during each fiscal year are determined by the Board. Each such payment shall be accompanied by a statement as to the source of such payment, to the extent required by law. For the Acquiring Fund, each share class is entitled to such dividends or distributions, in cash, property or additional shares of stock or the same or another series of the Company or class, as may be authorized from time to time by the Board.

A shareholder of the Acquiring Fund may make an election to receive dividends and distributions in cash or in shares at the time of purchase of shares. The shareholder's election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions.

Indemnification and Liability of Directors and Officers

The respective Charter and Bylaws of each of the Company and the Acquired Fund provide for the indemnification of officers and Directors, as applicable, to the full extent permitted by Maryland law. This indemnification does not protect any such person against any liability to the Company or the Acquired Fund, as applicable, or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person's office.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its Directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Charter of each of the Company and the Acquiring Fund contains such a provision that eliminates Directors' and officers' liability to the maximum extent permitted by Maryland law. This exculpation does not protect any such person against any liability to the Company or the Acquired Fund or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person's office.

E-1

APPENDIX F

 CAPITALIZATION
The following table shows on an unaudited basis the capitalization of each of the Funds as of October 15, 2015, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Acquired Fund by the Acquiring Fund at net asset value as of October 15, 2015:
	Acquired Fund	Acquiring Fund (Advisor Class)	Pro Forma Adjustments		Combined Fund (Advisor Class) (pro forma)(1)
Total Net Assets	$1,769,818,954	$0	$(600,000	)(2)	$1,769,218,954
Shares Outstanding	215,835,608	0	0		215,835,608	(3)
NAV Per Share	$8.20	$0	$0		$8.20

(1)	Assumes the Acquisition was consummated on October 15, 2015 and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by shareholders of the Acquired Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that will actually be received on or after such date.
(2)	Estimated expenses of the Acquisition.
(3)	In connection with the Acquisition, shares of the Acquiring Fund will be issued to the shareholders of the Acquired Fund. The number of shares assumed to be issued is equal to the net asset value of the Acquired Fund divided by the net asset value per share of the Acquiring Fund as of October 15, 2015.

F-1

APPENDIX G

 SHARE OWNERSHIP INFORMATION
Shares Outstanding
As of October 15, 2015, the Acquired Fund had 215,835,608  shares of common stock outstanding.
Ownership of Shares
As of October 15, 2015, the Directors and officers of the Acquired Fund as a group beneficially owned less than 1% of the outstanding shares of common stock of the Acquired Fund. To the knowledge of the Acquired Fund, the following table shows the persons owning as of October 15, 2015 either of record or beneficially, 5% or more of the outstanding shares of the Acquired Fund.  As of October 15, 2015, no shareholders may be deemed to "control" the Acquired Fund.  "Control" for this purpose is the ownership of more than 25% of the Acquired Fund's voting securities.
Name and Address of Shareholder	Number of Outstanding Shares Owned	Percentage of Outstanding Shares Owned
Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully's Trail Pittsford, New York 14534	19,630,328	9.09%

G-1

# EVERY SHAREHOLDER'S VOTE IS IMPORTANT

## EASY VOTING OPTIONS:

**VOTE ON THE INTERNET**
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**VOTE IN PERSON**
**Attend Shareholder Meeting**
**1345 Avenue of the Americas**
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**on February 1, 2016**

**Please detach at perforation before mailing.**

**PROXY CARD** | **ALLIANCEBERNSTEIN INCOME FUND, INC.** | **PROXY**

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.** The undersigned shareholder of AllianceBernstein Income Fund, Inc. (the "Fund"), a Maryland corporation, hereby appoints Nancy Hay and Carol Rappa, or either of them, as attorneys-in-fact and proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on Monday, February 1, 2016, at 3:00 p.m., Eastern Time at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at such Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and accompanying Proxy Statement/Prospectus and revokes any proxy heretofore given with respect to the Meeting.

**Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares represented hereby will be voted as indicated or FOR the Proposal if no choice is indicated.**

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ALL_27135_102815

# EVERY SHAREHOLDER'S VOTE IS IMPORTANT

**Important Notice Regarding the Availability of Proxy Materials for the AllianceBernstein Income Fund, Inc. Special Meeting of Shareholders to Be Held on February 1, 2016.**

**The Proxy Statement and Proxy Card for this meeting are available at: www.proxy-direct.com/all-27135**

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ALL_27135_102815

_________________________________________

STATEMENT OF ADDITIONAL INFORMATION
November 12, 2015

For the Reorganization of:
AllianceBernstein Income Fund, Inc.
 1345 Avenue of the Americas
New York, New York 10105
Toll Free (800) 221-5672
INTO
AB Income Fund,
a series of AB Bond Fund, Inc.
 1345 Avenue of the Americas
New York, New York 10105
Toll Free (800) 221-5672
_________________________________________

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated November 12, 2015 relating to the Special Meeting of Shareholders of AllianceBernstein Income Fund, Inc. (the "Acquired Fund"), to be held at 3:00 p.m. Eastern time at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York l0105, on February 1, 2016 (the "Meeting"). The purpose of the Meeting is to seek approval of the Acquired Fund's shareholders of an Agreement and Plan of Acquisition and Dissolution (the "Plan") providing for the acquisition of all of the assets of the Acquired Fund, a closed-end management investment company, in exchange for shares of common stock of AB Income Fund (the "Acquiring Fund"), a series of AB Bond Fund, Inc., an open-end management investment company, and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund (the "Acquisition"). Subject to the approval of the shareholders of the Acquired Fund, the Plan provides for:
•	the transfer of all of the assets of the Acquired Fund in exchange for Advisor Class shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;
•	the distribution of the Advisor Class shares of the Acquiring Fund received by the Acquired Fund to shareholders of the Acquired Fund; and
•	the complete liquidation and dissolution of the Acquired Fund.
Shareholders of the Acquired Fund at the time of the Acquisition will become Advisor Class shareholders of the Acquiring Fund. If the Plan is approved by the Acquired Fund's shareholders at the Meeting, the Acquisition is expected to occur during the first quarter of 2016.
The Proxy Statement/Prospectus and this Statement of Additional Information are available upon request, without charge, by writing to the applicable address or calling the telephone numbers listed below.
By mail:	c/o AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003

By phone:	(800) 221-5672

All of this additional information is also available in documents filed with the Securities and Exchange Commission (the "SEC"). You may view or obtain these documents from the SEC:

In person:	at the SEC's Public Reference Room in Washington, DC

By phone:	1-202-551-8090 (for information on the operations of the Public Reference Room only)

By mail:	Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 (copies may be obtained at prescribed rates)

On the Internet:	www.sec.gov

In addition, reports, proxy statements and other information concerning the Acquired Fund may be inspected at the New York Stock Exchange.

 TABLE OF CONTENTS

ADDITIONAL INFORMATION ABOUT THE FUNDS	3
FINANCIAL INFORMATION	3

ADDITIONAL INFORMATION ABOUT THE FUNDS

This Statement of Additional Information, which supplements and is related to the Proxy Statement/Prospectus, is accompanied by and incorporates by reference the Statement of Additional Information of the Acquiring Fund dated November 6, 2015 (Filed on November 6, 2015; File No. 2-48227), as supplemented or amended to the date hereof.

FINANCIAL INFORMATION
            This Statement of Additional Information is accompanied by and incorporates by reference the documents referenced below, which contain historical financial information regarding the Acquired Fund. The Acquiring Fund is newly formed and has not yet commenced operations.

•	The annual report to shareholders of the Acquired Fund dated December 31, 2014, which contains audited financial statements and the related independent registered public accounting firm's report for the Acquired Fund for its fiscal year ended December 31, 2014 (File No. 811-05207); and
•	The semi-annual report to shareholders of the Acquired Fund dated June 30, 2015, which contains unaudited financial statements for the six-month period ended June 30, 2015 (File No. 811-05207).
The Acquiring Fund is recently formed and has not prepared or filed any shareholder reports.

No pro forma financial statements have been prepared and included relating to the Acquisition of the Acquired Fund into the Acquiring Fund because the Acquiring Fund is a newly organized fund and does not have any assets or liabilities as of the date hereof.

3